As filed with the Securities and Exchange Commission on January 21, 2020

1933 Act File No. 333-235418

1940 Act File No. 811-04537

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]	Pre-Effective Amendment No. 1
[ ]	Post-Effective Amendment No.

and

[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]	Amendment No. 22

Liberty All-Star Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(303) 623-2577

Registrant's Telephone Number, including Area Code

Clifford J. Alexander, Esq.	Sareena Khwaja-Dixon
K&L Gates LLP	ALPS Fund Services, Inc.
1601 K Street, NW	1290 Broadway, Suite 1000
Washington, DC 20006	Denver, CO 80203
(202) 778-9068	(303) 623-2577

Name and Address of Agent for Service

(Number, Street, City, State, Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [   ]

It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8(c)

If appropriate, check the following box:

[ ]	This amendment designates a new effective date for a previously filed registration statement.

[  ]          The Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement is _____.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price per Unit (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee (3)
Shares of beneficial interest, without par value, and Rights to subscribe therefor	9,504,465	$6.52	$61,969,111.80	$8,043.59

(1)	Includes shares that may be issued if the secondary over-subscription option is exercised by the Registrant.

(2)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on the average of the high and low price reported on the New York Stock Exchange on January 14, 2020.

(3)	$129.80 of which has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED [     ]

LIBERTY ALL-STAR® GROWTH FUND, INC.

[     ] Shares of Common Stock Issuable Upon Exercise of Rights to Subscribe for Such Shares

The Liberty All-Star® Growth Fund, Inc. (the “Fund”) is issuing non-transferrable subscription rights (“Rights”) to its common shareholders of record as of [     ] (the “Record Date” and such shareholders, “Record Date Shareholders”). These Rights will allow Record Date Shareholders to subscribe for new shares of common stock of the Fund (“common shares”) in an aggregate amount of approximately [     ] common shares (the “Offer”). Record Date Shareholders will receive one Right for each common share held on the Record Date. For every five Rights held, a Record Date Shareholder is entitled to purchase one new common share of the Fund. Record Date Shareholders who fully exercise their Rights may also, in certain circumstances, purchase additional common shares pursuant to an over-subscription privilege. The number of Rights to be issued to a Record Date Shareholder will be rounded up to the nearest number of Rights evenly divisible by five. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, new common shares may be purchased only pursuant to the exercise of Rights in integral multiples of five.

The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange (“NYSE”). The Fund’s common shares are currently listed, and the new common shares issued in this offer will also be listed, on the NYSE under the symbol “ASG.” On [     ], the last reported net asset value per common share was $[     ], and the last reported sales price per common share on the NYSE was $[     ].

The Offer will expire at 5:00 p.m., Eastern Time on [     ], unless the Offer is extended as described in this Prospectus (the “Expiration Date”). The subscription price per common share (the “Subscription Price”) will be [95% of the lower of (i) the average of the last reported sales prices of a share on the NYSE on [     ] and the four days preceding the Expiration Date (the “Pricing Date”), or (ii) the net asset value (“NAV”) of a share on the Pricing Date.] Since the close of the Offer on the Expiration Date will be prior to the Pricing Date, shareholders who choose to exercise their Rights will not know the Subscription Price per share at the time they exercise such Rights.

Exercising your Rights and investing in the Fund involves a degree of investment risk. Before exercising your Rights and investing in the Fund, you should read the discussion of the material risks in “Risk Factors” in this Prospectus.

In addition, you should consider the following:

•	Shareholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights, which will proportionately decrease the relative voting power of those shareholders.

•	Because the Subscription Price per common share will be below the net asset value per common share on the Expiration Date, you will experience an immediate dilution of the aggregate net asset value of your common shares if you do not participate in the Offer and you will experience a reduction in the net asset value per common share of your common shares whether or not you participate in the Offer.

•	You will experience an immediate dilution of the aggregate net asset value of your common shares because you will indirectly bear the expenses of the Offer. This dilution of net asset value will disproportionately affect common shareholders who do not exercise their Rights.

•	The Fund cannot state precisely the extent of this dilution if you do not exercise your Rights because the Fund does not know what the net asset value per common share will be when the Offer expires, or what proportion of the Rights will be exercised.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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	Per Common Share	Total Maximum[3]
Estimated purchase price[1]	$[ ]	$[ ]
Sales load[1]	None	None
Estimated offering expenses[2]	$[ ]	$[ ]
Estimated net proceeds to Fund[1]	$[ ]	$[ ]

(1)	Estimated based on an assumed Subscription Price on the basis of [95% of the reported net asset value per common share on [ ]] (the “Estimated Purchase Price”). The Estimated Purchase Price is presented solely for illustration purposes. Shareholders wishing to exercise Rights must send the per share amount presented under “The Offer — Payment for Shares” on page [ ].

(2)	Offering expenses payable by the Fund (and indirectly by all of the Fund’s common shareholders, including those who do not exercise their Rights) are estimated at approximately $240,000, which includes fees to the subscription agent and information agent estimated to be approximately $70,000 in the aggregate inclusive of out of pocket expenses.

(3)	Assumes all Rights are exercised at the Estimated Purchase Price per common share. All of the Rights offered may not be exercised.

Assuming all common shares offered are purchased in the Offer, the proportionate interest held by non-exercising shareholders will decrease upon completion of the Offer. As with any common stock, the price of the Fund’s common shares fluctuate with market conditions and other factors. As of [     ], the common shares were trading at a [     ]% [premium/discount] to their net asset value. As described more fully in this Prospectus, Record Date Shareholders who fully exercise all Rights initially issued to them are entitled to buy those common shares referred to as “primary over-subscription shares,” that were not purchased by other Rights holders. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

In addition, the Fund, in its sole discretion, may determine to issue additional common shares in an amount of up to 25% of the common shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. If common shareholders do not participate in the secondary over-subscription offer (if any), their percentage ownership may be diluted.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective through investing at least 65% of its net assets in a diversified portfolio of equity securities. The portion of the Fund’s portfolio not invested in equity securities (not more than 35% of its net assets under normal market conditions) is generally invested in obligations of the U.S. Government and its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements with respect thereto, and certain money market mutual funds.

ALPS Advisors, Inc. (the “Investment Advisor” or “AAI”) serves as the Fund’s investment advisor. As of December 31, 2019, AAI had approximately $17 billion of assets under management. The Investment Advisor’s address is 1290 Broadway, Suite 1000, Denver, Colorado 80203, and its telephone number is 1-303-623-2577.

This Prospectus sets forth concisely the information about the Fund and the Offer that a shareholder ought to know before investing in the Fund and participating in the Offer. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information dated [ ](the “Statement of Additional Information”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus, which means that it is part of this prospectus for legal purposes. You may request a free copy of the Statement of Additional Information (the table of contents of which is on page [ ] of this Prospectus) and the Fund’s Annual and Semi-Annual Reports; request other information about the Fund and make shareholder inquiries by calling 1-800-241-1850 or by writing to ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203; or obtain a copy of such documents (and other information regarding the Fund) from the Fund’s website (www.all-starfunds.com) or the SEC’s web site (http://www.sec.gov). For additional information all holders of Rights should contact Georgeson LLC (“the Information Agent”) toll free at [ ].

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TABLE OF CONTENTS

PROSPECTUS SUMMARY	5
EXPENSES	11
FINANCIAL HIGHLIGHTS	12
THE OFFER	14
SPECIAL CONSIDERATIONS AND RISK FACTORS	20
USE OF PROCEEDS	21
THE FUND	21
THE MULTI-MANAGER METHODOLOGY	21
INVESTMENT OBJECTIVE, POLICIES AND RISKS	22
MANAGEMENT OF THE FUND	25
DESCRIPTION OF SHARES	28
NET ASSET VALUE	29
DISTRIBUTIONS; AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN	30
TAX MATTERS	31
GENERAL	33
STATEMENT OF ADDITIONAL INFORMATION	34

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different information or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

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PROSPECTUS SUMMARY

The Fund

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company. The Fund’s outstanding common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “ASG”. As of [     ], the net assets of the Fund were $[     ] and had outstanding [     ] common shares. The Fund has no other outstanding securities. See “The Fund.”

The Purpose of the Offer

At a meeting on December 6, 2019, the Board of Directors (the “Board”) of the Fund determined, based on the recommendations of AAI, that (i) it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, and (ii) the potential benefits of allowing shareholders to subscribe for new shares of common stock of the Fund in an aggregate amount of approximately [     ]common shares (the “Offer”) to the Fund and its shareholders will outweigh the dilution to shareholders who do not fully exercise their non-transferable subscription rights (“Rights”). The Board voted unanimously to approve the terms of the Offer as set forth in this Prospectus.

In reaching its decision, the Board considered, among other things, advice by AAI that it would be in the best interests of the Fund and its existing shareholders to increase the assets and liquidity of the Fund so that the Fund’s sub-advisers (“Portfolio Managers”) will be in a better position to take advantage of investment opportunities and rebalance the portfolio among the Fund’s Portfolio Managers without having to sell existing portfolio holdings. The Board considered that the Offer seeks to give existing shareholders the opportunity to purchase additional shares at a price below market and/or net asset value (“NAV”) and without brokerage commissions. The Board also considered that increasing the size of the Fund may result in certain economies of scale that may lower the Fund’s expenses as a proportion of average net assets because the Fund’s fixed costs can be spread over a larger asset base and Fund assets over $300 million will be subject to a fee breakpoint. There can be no assurance that by increasing the size of the Fund, the Fund’s expense ratio will be lowered. In addition, the Board considered that the Offer will support the Fund’s distribution policy by enhancing the likelihood that the Fund will continue to have sufficient assets remaining after the distributions called for by its current 8% distribution policy to permit the Fund to maintain the current ratio of its fixed expenses to its net assets.

Finally, the Board considered that, because the Subscription Price per share will be less than the NAV per share on the Pricing Date, the Offer will result in dilution of the Fund’s NAV per Share. The Board believes that the factors in favor of the Offer outweigh the dilution. See “Special Considerations and Risk Factors — Dilution”.

AAI will benefit from the Offer because the Investment Advisor’s fee is based on the average daily net assets of the Fund. See “Management of the Fund.” It is not possible to state precisely the amount of additional compensation AAI will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming all Rights are exercised at the Estimated Purchase Price of $[     ] and that the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment Advisor would be increased by approximately $[     ] ([     ]%). In determining that the Offer was in the best interest of shareholders, the Board was cognizant of this benefit.

This is the Fund’s fifth rights offering. Although the Fund has no present intention to do so, the Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Pursuant to applicable law, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the Securities and Exchange Commission (“SEC”) has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good-faith determination by the Board that such offering would result in a net benefit to existing shareholders. There can be no assurance that the Offer (or the investment of the proceeds of the Offer) will be successful or that the level of trading shares on the NYSE will increase. Under the laws of Maryland, the state in which the Fund is incorporated, the Board is authorized to approve rights offerings without obtaining shareholder approval.

Important Terms of the Offer

The Fund is issuing Rights to its common shareholders of record as of [     ] (the “Record Date” and such shareholders, “Record Date Shareholders”). These Rights will allow Record Date Shareholders to subscribe to the Offer. Record Date Shareholders will receive one Right for each common share held on the Record Date. For every five Rights held, you are entitled to purchase one new common share of the Fund. Record Date Shareholders who fully exercise their Rights may also, in certain circumstances, purchase additional common shares pursuant to an over-subscription privilege. The number of Rights to be issued to each Record Date Shareholder will be rounded up to the nearest number of Rights evenly divisible by five. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, new common shares may be purchased only pursuant to the exercise of Rights in integral multiples of five.

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The Rights are non-transferable and will not be admitted for trading on the NYSE. The Fund’s common shares are currently listed, and the new common shares issued in this Offer will also be listed on the NYSE under the symbol “ASG”. On [     ], the last reported net asset value per common share was $[     ], and the last reported sales price per common share on the NYSE was $[     ].

The Offer will expire at 5:00 p.m., Eastern Time, on [    ], unless the Offer is extended as described in this Prospectus (the “Expiration Date”). The Subscription Price will be [95% of the lower of (i) the average of the last reported sales prices of a share on the NYSE on [     ] and the four days preceding the Expiration Date (the “Pricing Date”), or (ii) the NAV of a share on the Pricing Date. Common shares of the Fund, as a closed-end fund, can trade at a discount to NAV.] Upon expiration of the Offer, common shares will be issued at a price below net asset value per share.

The Fund will not be issuing share certificates for the common shares issued pursuant to this Offer. Issuance of common shares will be made electronically via book entry by Computershare Trust Company, N.A., the Fund’s transfer agent.

Oversubscription Privilege

The right to acquire during the Subscription Period at the Subscription Price one additional share of the Fund for each five Rights held is hereinafter referred to as the “Primary Subscription”. Record Date Shareholders who fully exercise all Rights initially issued to them are entitled to buy those common shares that were not otherwise purchased by other Rights holders in the Primary Subscription (the “Primary Over-Subscription Privilege”). For purposes of determining the maximum number of shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co., Inc. (“Cede”), the nominee for the Depository Trust Company (“DTC”), or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. If enough shares are available, all shareholder requests to buy shares that were not bought by other Record Date Shareholders will be honored in full. If the requests for shares exceed the shares available, the Fund may, at its discretion, issue up to an additional 25% of the shares available pursuant to the Offer through a secondary over-subscription. The shares of the secondary over-subscription will be allocated only among Record Date Shareholders who submitted over-subscription requests. To the extent sufficient common shares are not available to fulfill all primary or secondary over-subscription requests, shares will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under “The Offer — Over-Subscription Privilege”.

Method for Exercising Rights

Rights may be exercised by completing and signing the subscription certificate evidencing the Rights (the “Subscription Certificate”) and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to Computershare Trust Company, N.A. (the “Subscription Agent”), together with payment for the common shares as described below under “Payment for Shares.” Rights may also be exercised through a Rights holder’s broker, who may charge the Rights holder a servicing fee in connection with such exercise. See “The Offer — Method for Exercising Rights” and “The Offer — Payment for Shares.”

Since the Expiration Date will be prior to the Pricing Date, shareholders who choose to exercise their Rights will not know the final Subscription Price at the time they exercise such Rights. Shareholders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent. See “The Offer — Payment for Shares”. Subscription payments will be held by the Subscription Agent pending completion of the processing of the subscription. No interest thereon will be paid to subscribers.

Offering Expenses

Offering expenses incurred by the Fund (and indirectly by all of the Fund’s common shareholders, including those who do not exercise their Rights) in connection with the Offer are estimated to be $[     ].

Restrictions on Foreign Shareholders

Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an Army Post Office (“APO”) or Fleet Post Office (“FPO”) address). Record Date Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent in writing no later than five business days prior to the Expiration Date with payment to exercise the Rights. The Fund will determine whether the Offer may be made to any such Record Date Shareholder. The Offer will not be made in any jurisdiction where it would be unlawful to do so. If the Subscription Agent has received no instruction by the fifth business day prior to the Expiration Date, such Rights will expire.

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Important Dates to Remember

Please note that the dates in the table below may change if the Offer is extended.

Event	Date
Record Date	[ ]
Subscription Period	[ ]to [ ]*
Expiration Date (Deadline for delivery of Subscription Certificate together with payment of Estimated Subscription Price (see “The Offer — Payment for Shares” on page [ ] of this prospectus) or for delivery of a written notice of guaranteed delivery)	[ ]*
Pricing Date	[ ]*
Payment for Guarantees of Delivery Due	[ ]*
Statements to Participants	[ ]*
For Participants (Deadline for payment of unpaid balance if final Subscription Price is higher than Estimated Subscription Price)	[ ]*

*	Unless the Offer is extended.

Investment Objective and Policies

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective through investing at least 65% of its net assets in a diversified portfolio of equity securities of companies of any market capitalization. Under normal market conditions the Fund will remain substantially fully invested in equity securities, up to 35% of the value of the Fund’s total assets may generally be invested in U.S. Government Securities, repurchase agreements with respect to U.S. Government Securities, and, to an extent not greater than 10% of the market value of the Fund’s total assets, money market mutual funds that invest primarily in U.S. Government Securities.

Investment Advisor

AAI serves as registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended. As of December 31, 2019, AAI had approximately $17 billion of assets under management.

AAI is entitled to receive a monthly fee at the annual rate of 0.80% of the first $300 million of average daily net assets and 0.72% on average daily net assets over $300 million.

The Fund allocates its portfolio assets among a number of portfolio managers (“Portfolio Managers”) each having a different investment style, as selected and recommended by AAI and approved by the Board. As of the date of this Prospectus, the Fund’s Portfolio Managers are:

•	Congress Asset Management Company, LLP

•	Sustainable Growth Advisers, LP

•	Weatherbie Capital, LLC

AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. For additional information on AAI and Portfolio Managers’ fees, see “Management of the Fund -- The Fund Management Agreement and the Portfolio Management Agreement”. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

The Portfolio Managers may be removed and additional Portfolio Managers may be added from time to time. See “Management of the Fund — The Portfolio Managers.”

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Administrator

ALPS Fund Services, Inc. (“AFS”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as administrator to the Fund. Under an administration agreement between AFS and the Fund, AFS is responsible for calculating the net asset value of the common shares, and generally managing the business affairs of the Fund. The administration agreement provides that AFS will pay all expenses in connection with the performance of its services under the administration agreement and all related agreements, AFS will not pay expenses incurred by the Fund, such as, but not limited to advisory fees, director fees, portfolio transactions expenses, litigation expenses, taxes, costs of rights offerings, costs of shareholder reports, costs of NYSE and SEC filings, the cost of counsel, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares.

Special Considerations and Risk Factors

The following summarizes some of the risks that you should consider before subscribing for shares through the Offer. A more detailed description of these and other risks of investing in the Fund are described under “Special Considerations and Risk Factors” and “Investment Objective, Policies and Risks — Risks”.

Dilution

Shareholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights, which will proportionately decrease the relative voting power of those shareholders. Because the Subscription Price per common share will be below the net asset value per common share on the Expiration Date, you will experience an immediate dilution of the aggregate net asset value of your common shares if you do not participate in the Offer and you will experience a reduction in the net asset value per common share of your common shares whether or not you participate in the Offer. In addition, whether or not you exercise your Rights, you will experience a dilution of net asset value of the common shares because you will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund’s counsel and independent registered public accounting firm). This dilution of net asset value will disproportionately affect common shareholders who do not exercise their Rights. The Fund cannot state precisely the extent of this dilution if you do not exercise your Rights because the Fund does not know what the net asset value per common share will be when the Offer expires, or what proportion of the Rights will be exercised. Assuming, for example, that all Rights are exercised, and the Estimated Purchase Price is $[      ] and the Fund’s net asset value per common share at the expiration of the Offer is $[     ], the Fund’s net asset value per common share (after payment of estimated offering expenses) would be reduced by approximately $[     ] ([     ]%) per common share.

The offer may increase the volatility of the market price of the Fund’s common shares. In addition, the Offer could be under-subscribed, in which case AAI will not have as much proceeds to invest on behalf of the Fund (see “Use of Proceeds”).

Market Value and NAV	Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of the Fund will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund’s NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Investment and Market Risk	An investment in shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and other distributions.

Issuer Risk	The value of common stocks may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

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Common Stock Risk	The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Management Risk	The Fund is subject to management risk because it is an actively managed investment portfolio. AAI will apply investment techniques and risk analyses in selecting Portfolio Managers and the Portfolio Managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Growth Stock Risk	Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Foreign Securities Risk	Investments in foreign securities involve risks in addition to those of investments in U.S. issuers. These risks include political and economic risks, currency fluctuations, higher transaction costs, less liquidity and greater volatility, delayed settlement, confiscatory taxation, withholding of taxes and less stringent investor protection and disclosure of standards in some foreign markets. These risks can make investments in foreign issuers more volatile and potentially less liquid than investments in U.S. issuers.

Tax Risk	The Fund may invest in preferred securities, convertible securities, or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). The tax treatment of distributions the Fund reports as “qualified dividend income” may be affected by IRS interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and future changes in the Code and the regulations thereunder. There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income.

Inflation Risk	Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions can decline.

Deflation Risk	Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

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Small and Mid-Cap Stock Risk

The Fund may invest in companies of any market capitalization. The Fund considers small companies to be those with a market capitalization up to $5 billion and medium-sized companies to be those with a market capitalization between $5 billion and $25 billion. Smaller and medium-sized company stocks may be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public and may be held primarily by insiders or institutional investors.

Market Disruption and Geopolitical Risk

Ongoing U.S. military activities and political developments, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A disruption of financial markets or terrorist attacks could adversely affect the Fund’s service providers and/or the Fund’s operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the common shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the common shares or the NAV of the Fund. Assets of companies, including those held in the Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism. The U.S. government has issued warnings that assets of utility companies and energy sector companies, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Legislation and Regulatory Risk	At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission, the SEC, the Board of Governors of the Federal Reserve System or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules.

Anti-takeover Provisions

The Fund’s Agreement and Articles of Incorporation, dated December 16, 1985 (the “Articles of Incorporation”), as amended, includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Board. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their common shares at a premium over prevailing market prices. See “Description of Shares — Anti-Takeover Provisions of the Articles of Incorporation and By-Laws; Super-majority Vote Requirement for Conversion to Open-End Status.”

10

Distributions

The Fund’s current distribution policy is to pay distributions on its shares totaling approximately 8% of its NAV per year, payable in four quarterly installments of 2% of the Fund’s NAV at the close of the NYSE on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on Treasury regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess. See “Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan.”

You should carefully consider your ability to assume the foregoing risks before making an additional investment in the Fund. An investment in shares of the Fund is not appropriate for all investors.

EXPENSES

Shareholder Transaction Expenses

These are the expenses that an investor incurs when buying shares, whether pursuant to the Offer, in the open-market or through the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan, as amended (“Plan”).

Sales Load	None(1)
Automatic Dividend Reinvestment and Cash Purchase Plan Fees	$1.25 per voluntary cash investment

(1)	No sales load or commission will be payable in connection with the Offer. Purchases of shares through brokers in secondary market transactions are subject to brokers’ commissions and charges.

Annual Expenses (as a percentage of net assets attributable to shares)

Management Fees	0.80%
Other Expenses	0.38%
Total Annual Expenses*	1.18%

*	The numbers shown under the Annual Expenses table are projections based on the Fund’s actual expenses for the six months ended June 30, 2019, and on its projected net assets assuming the Offer is fully subscribed for at the Estimated Purchase Price of $[ ]per share. See “Financial Highlights” for the Fund’s actual ratio of expenses to average net assets for the six months ended June 30, 2019.

Example: You would pay the following expenses on an investment (at NAV) of $1,000, assuming a 5% annual return and reinvestment of all dividends and distributions at NAV.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$12	$37	$65	$143

The example should not be considered a representation of future expenses or rate of return. Actual expenses may be higher or lower than those shown. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

11

FINANCIAL HIGHLIGHTS

The selected financial data below sets forth per common share operating performance data, total investment return, ratios and supplemental data for the years ended December 31, 2009 through December 31, 2018. The financial information set forth below for the years ended December 31, 2009 through December 31, 2018 was audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm. The financial information set forth below for the six month period ended June 30, 2019, is unaudited. This financial information should be read in conjunction with the financial statements of the Fund incorporated by reference into this Prospectus and the SAI. See “Financial Statements” in the Statement of Additional Information.

Liberty All-Star® Growth Fund

	For the Six Months Ended June 30, 2019		For the Year Ended December 31,
	(Unaudited)		2018	2017	2016
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$ 4.94		$ 5.67	$ 4.80	$ 4.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.02)		(0.03)	(0.02)	(0.02)
Net realized and unrealized gain/(loss) on investments	1.34		(0.01)	1.31	0.19
Total from Investment Operations	1.32		(0.04)	1.29	0.17

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(0.22)		–	–	–
Net realized gain on investments	–		(0.46)	(0.42)	(0.36)
Tax return of capital	–		–	–	–
Total Distributions	(0.22)		(0.46)	(0.42)	(0.36)
Change due to tender offer(b)	–		–	–	–
Change due to rights offering(b)	–		(0.23)	–	–
Net asset value at end of period	$ 6.04		$ 4.94	$ 5.67	$ 4.80
Market price at end of period	$ 5.82		$ 4.39	$ 5.54	$ 4.18

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value	27.3	%(d)	(1.0%)	28.6%	4.8%
Based on market price	38.0	%(d)	(9.9%)	44.3%	(0.6%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$ 227		$ 183	$ 154	$ 126
Ratio of expenses to average net assets after waiver/reimbursement	–		–	–	–
Ratio of expenses to average net assets before waiver/reimbursement	–		–	–	–
Ratio of expenses to average net assets	1.21	%(e)	1.25%	1.26%	1.35%
Ratio of net investment loss to average net assets	(0.55	%)(e)	(0.47%)	(0.46%)	(0.34%)
Portfolio turnover rate	15	%(d)	49%	40%	100%

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's tender offer or rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Annualized.

12

        Financial Highlights

For the Year Ended December 31,
2015	2014	2013	2012	2011	2010	2009

$ 5.69	$ 5.91	$ 4.54	$ 4.24	$ 4.57	$ 4.00	$ 3.24

(0.03)	(0.04)	(0.04)	(0.03)	(0.05)	(0.04)	(0.02)
0.10	0.15	1.72	0.54	(0.01)	0.86	1.02
0.07	0.11	1.68	0.51	(0.06)	0.82	1.00

–	–	–	–	(0.07)	(0.19)	–
(0.77)	(0.33)	(0.31)	(0.22)	(0.20)	–	–
–	–	–	(0.05)	–	(0.06)	(0.24)
(0.77)	(0.33)	(0.31)	(0.27)	(0.27)	(0.25)	(0.24)
–	–	–	0.06	–	–	–
–	–	–	–	–	–	–
$ 4.99	$ 5.69	$ 5.91	$ 4.54	$ 4.24	$ 4.57	$ 4.00
$ 4.58	$ 5.16	$ 5.62	$ 4.06	$ 3.81	$ 4.25	$ 3.36

3.9%	2.4%	39.0%	14.3%	(1.0%)	21.8%	34.6%
5.1%	(2.3%)	47.8%	13.8%	(4.4%)	34.8%	40.8%

$ 124	$ 138	$ 140	$ 104	$ 128	$ 137	$ 120
–	–	–	1.46%	–	–	–
–	–	–	1.51%	1.52%	1.79%	1.44%
1.30%	1.34%	1.34%	–	–	–	–
(0.45%)	(0.77%)	(0.73%)	(0.61%)	(1.04%)	(0.95%)	(0.58%)
58%	63%	45%	35%	32%	80%	135%

13

THE OFFER

Terms of the Offer

The Fund is issuing to Record Date Shareholders non-transferrable Rights to subscribe for additional common shares. Each Record Date Shareholder is being issued one non-transferable Right for each common share owned on the Record Date. The Offer entitles the holder to acquire at the Subscription Price one common share for each five Rights held, rounded up to the nearest number of Rights evenly divisible by five. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, common shares may be purchased only pursuant to the exercise of Rights in integral multiples of five.

In the case of common shares held of record by Cede, as nominee for the DTC, or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by five) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on [     ], a written representation to the number of Rights required for such rounding.

Rights may be exercised at any time during the period (the “Subscription Period”), which commences on [     ], and ends at 5:00 p.m., Eastern Time, on [     ], unless extended by the Fund. See “Expiration of the Offer.”

If all of the Rights are exercised in the Primary Subscription, the Fund will experience a 20% increase in common shares outstanding.

In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him or her is entitled to buy those common shares that were not otherwise purchased by other Rights holders (the “Primary Subscription Shares”). If enough Primary Subscription Shares are available, all such requests will be honored in full. If the requests for Primary Subscription Shares exceed the Primary Subscription Shares available, the available Primary Subscription Shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

In addition, the Board, in its sole discretion, may determine to issue additional common shares in an amount of up to 25% of the common shares issued pursuant to the primary subscription (the “Secondary Over-Subscription Shares”). Should the Board (or a designated committee thereof) determine to issue some or all of the Secondary Over-Subscription Shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary Over-Subscription Shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. If common shareholders do not participate in the secondary over-subscription offer (if any), their percentage ownership may be diluted.

The entitlement to subscribe for unsubscribed Primary Subscription Shares and any Secondary Over-Subscription Shares is available only to those Record Date Shareholders who fully exercise all Rights initially issued to them and only on the basis of their Record Date holdings and will be referred to in the remainder of this Prospectus as the “Over-Subscription Privilege.”

For purposes of determining the maximum number of shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose common shares are held of record by Cede, nominee for DTC, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Common shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under “Over-Subscription Privilege.”

The method by which Rights may be exercised and common shares paid for is set forth below in “Method for Exercising Rights” and “Payment for Shares.” A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See “Payment for Shares” below. Common shares issued pursuant to an exercise of Rights will be listed on the NYSE. Common shares issued in connection with the Offer will not be evidenced by share certificates.

The Rights are not transferable. Therefore, only the underlying shares, and not the Rights, will be admitted for trading on the NYSE. The number of Rights to be issued to each Record Date Shareholder will be rounded up to the nearest number of Rights evenly divisible by five. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, new common shares may be purchased only pursuant to the exercise of Rights in integral multiples of five.

Nominees who hold the Fund’s common shares for the account of others, such as banks, broker-dealers, or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owner’s intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee will complete the Subscription Certificate and submit it to the Subscription Agent with proper payment. In addition, beneficial owners of the common shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.

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The Fund will not be issuing share certificates for the common shares issued pursuant to this Offer. Issuance of common shares will be made electronically via book entry by Computershare Trust Company, N.A., the Fund’s transfer agent.

ALTHOUGH THE FUND HAS NO PRESENT INTENTION TO DO SO, THE FUND MAY, IN THE FUTURE AND IN ITS DISCRETION, CHOOSE TO MAKE ADDITIONAL RIGHTS OFFERINGS FROM TIME TO TIME FOR A NUMBER OF COMMON SHARES AND ON TERMS WHICH MAY OR MAY NOT BE SIMILAR TO THE OFFER.

Purpose of the Offer

At a meeting on December 6, 2019, the Board determined, based on the recommendations of AAI, that (i) it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, and (ii) the potential benefits of the Offer to the Fund and its shareholders will outweigh the dilution to shareholders who do not fully exercise their Rights. The Board voted unanimously to approve the terms of the Offer as set forth in this Prospectus.

In reaching its decision, the Board considered, among other things, advice by AAI that it would be in the best interests of the Fund and its existing shareholders to increase the assets and liquidity of the Fund so that Fund’s sub-advisers (“Portfolio Managers”) will be in a better position to take advantage of investment opportunities and rebalance the portfolio among the Fund’s Portfolio Managers without having to sell existing portfolio holdings. The Board considered that the Offer seeks to give existing shareholders the opportunity to purchase additional shares at a price below market and/or NAV and without brokerage commissions. The Board also considered that increasing the size of the Fund may result in certain economies of scale that may lower the Fund’s expenses as a proportion of average net assets because the Fund’s fixed costs can be spread over a larger asset base and Fund assets over $300 million will be subject to a fee breakpoint. There can be no assurance that by increasing the size of the Fund, the Fund’s expense ratio will be lowered. In addition, the Board considered that the Offer will support the Fund’s distribution policy by enhancing the likelihood that the Fund will continue to have sufficient assets remaining after the distributions called for by its current 8% distribution policy to permit the Fund to maintain the current ratio of its fixed expenses to its net assets.

Finally, the Board considered that, because the Subscription Price per share will be less than the NAV per share on the Pricing Date, the Offer will result in dilution of the Fund’s NAV per Share. The Board believes that the factors in favor of the Offer outweigh this dilution. See “Special Considerations and Risk Factors — Dilution”.

AAI will benefit from the Offer because the Investment Advisor’s fee is based on the average daily net assets of the Fund. See “Management of the Fund.” It is not possible to state precisely the amount of additional compensation AAI will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming all Rights are exercised at the Estimated Purchase Price of $[     ] and that the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment Advisor would be increased by approximately $[     ] ([     ]%). In determining that the Offer was in the best interest of shareholders, the Board was cognizant of this benefit.

This is the Fund’s fifth rights offering. Pursuant to applicable law, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good-faith determination by the Board that such offering would result in a net benefit to existing shareholders. There can be no assurance that the Offer (or the investment of the proceeds of the Offer) will be successful or that the level of trading shares on the NYSE will increase. Under the laws of Maryland, the state in which the Fund is incorporated, the Board is authorized to approve rights offerings without obtaining shareholder approval.

Over-Subscription Privilege

The Board has the right in its absolute discretion to eliminate the secondary over-subscription privilege if it considers it to be in the best interest of the Fund to do so.

Rights holders who are Record Date Shareholders are entitled to subscribe for additional common shares at the same Subscription Price pursuant to the Over-Subscription Privilege, subject to certain limitations and subject to allotment.

Record Date Shareholders who fully exercise all Rights initially issued to them are entitled to buy those common shares that were not purchased by other Rights holders at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment.

15

In addition, the Board, in its sole discretion, may determine to issue Secondary Over-Subscription Shares in an amount of up to 25% of the Primary Subscription Shares. Should the Board (or a designated committee thereof) determine to issue some or all of the Secondary Over-Subscription Shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary Over-Subscription Shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Any Secondary Over-Subscription Shares issued by the Fund, collectively with any Primary Subscription Shares not subscribed for through the Primary Subscription, will be referred to in this Prospectus as the “Excess Shares.” If common shareholders do not participate in the secondary over-subscription (if any), their percentage ownership will be diluted.

Record Date Shareholders who are fully exercising their Rights during the Subscription Period should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many common shares they are willing to acquire pursuant to the Over-Subscription Privilege.

To the extent sufficient common shares are not available to fulfill all over-subscription requests, the Excess Shares will be allocated pro-rata among those Record Date Shareholders who over-subscribe based on the number of the common shares owned on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of common shares available for over-subscriptions is distributed on a pro rata basis.

The formula to be used in allocating the Excess Shares is as follows: (shareholder’s Record Date share position divided by total record date position of all over-subscribers) multiplied by Excess Shares remaining.

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of common shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s subscription was exercised in full.

The Subscription Price

The Subscription Price for the shares to be issued pursuant to the Offer will be [95% of the lower of (i) the average of the last reported sales price of a share on the NYSE on the Expiration Date (the “Pricing Date”) and the four preceding trading days, or (ii) the NAV of a share on the Pricing Date. The Subscription Price will be lower than the Fund’s then-current NAV per share.]

The Fund announced the terms of the Offer before the opening of trading on the NYSE on [     ]. The NAV per share at the close of business on [     ] and on [     ], was $[     ] and $[     ], respectively, and the last reported sale price of a share on the NYSE on those dates was $[     ] and $[     ], respectively, representing a [     ]% premium and [     ]% premium, respectively, in relation to the NAV per share at the close of business on those dates.

Common shares of the Fund, as a closed-end fund, can trade at a discount to NAV. Upon expiration of the Offer, common shares will be issued at a price below NAV per share.

Expiration of the Offer

The Offer will expire at 5:00 p.m., Eastern time, on [     ]. Rights will expire on the Expiration Date and thereafter may not be exercised, unless the Offer is extended. Since the Expiration Date will be prior to the Pricing Date, Record Date Shareholders who choose to exercise their Rights will not know the final Subscription Price at the time they exercise such Rights.

Any extension, termination, or amendment of the Offer will be followed as promptly as practicable by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

The Subscription Agent is Computershare Trust Company, N.A. who is also the Fund’s dividend paying agent, transfer agent and registrar. The Subscription Agent will receive from the Fund a fee estimated at approximately $[ ] plus reimbursements for its out-of-pocket expenses related to the Offer.

16

Information Agent

INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO: THE INFORMATION AGENT, GEORGESON LLC, TOLL-FREE AT [ ]. HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

The Information Agent will receive a fee from the Fund estimated at approximately $[     ] and reimbursement for its out-of-pocket expenses related to the Offer.

Method for Exercising Rights

Rights may be exercised by completing and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the shares as described below under “Payment for Shares.” Rights may also be exercised through a Rights holder’s broker, who may charge the Rights holder a servicing fee in connection with such exercise.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m. Eastern Time, on the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under “Payment for Shares”). The Subscription Certificate and payment should be delivered to the Subscription Agent at one of the addresses below.

Payment for Shares

Holders of Rights who acquire common shares on the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods based on payment of the Estimated Subscription Price. Please note that the Estimated Subscription Price differs from the Estimated Purchase Price, which is presented for illustration purposes only, shown on the cover page of this Prospectus.

You must timely pay based on the Estimated Subscription Price of $[ ] for the full number of shares you wish to acquire pursuant to the exercise of Rights. If you are the record holder, you must deliver payment to the Subscription Agent via personal check drawn upon a U.S. bank; please reference your rights card certificate number on your check or Notice of Guaranteed Delivery. If your shares are held in the name of a broker, dealer, bank or other nominee, you should deliver payment to such broker, dealer, bank or other nominee, as applicable, in accordance instructions provided therefrom.

If you send a payment that is insufficient to purchase the number of shares you requested, or if the number of shares you requested is not specified in the forms, the payment received will be returned back to you along with a letter indicating what further action you need to take to correct the defective subscription received by the Agent. All attempts to cure your defective presentation must be received no later than the Expiration Date.

Personal checks payable to “Computershare Trust Company, N.A.” should be sent to:

If By Mail:	Computershare Trust Company, N.A. c/o Corporate Actions Voluntary Offer; COY: ASG P/O. Box 43011 Providence, RI 02940-3011

If By Overnight Courier:	Computershare Trust Company, N.A. c/o Corporate Actions Voluntary Offer; COY: ASG 150 Royall Street, Suite V Canton, MA 02021

Please be sure your payment is scheduled for delivery on or prior to 5:00 p.m., Eastern Time, on [ ], to ensure that your payment is processed prior to the Expiration Date. You are solely responsible for completing delivery to the Subscription Agent of your subscription documents, rights certificate, and payment. We urge you to allow sufficient time for delivery of your subscription materials to the Subscription Agent.

17

EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY PERSONAL CHECK DRAWN UPON A U.S. BANK, MUST BE PAYABLE TO THE RIGHTS AGENT, COMPUTERSHARE TRUST COMPANY, N.A., AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

If the aggregate Subscription Price paid by a Record Date Shareholder is insufficient to purchase the number of common shares that the holder indicates are being subscribed for, or if a Record Date Shareholder does not specify the number of common shares to be purchased, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the payment tendered. If the aggregate Subscription Price paid by such holder is greater than the common shares he or she has indicated an intention to subscribe, then the Rights holder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully subscribed) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered.

Any payment required from a holder of Rights must be received by the Subscription Agent by the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the second business day after the Expiration Date. Whichever of the two methods of payment described above is used, issuance and delivery of the common shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

Within ten business days following the Expiration Date, a direct registration (DRS) account statement will be sent by the Subscription Agent to each registered holder who subscribed in the Offer (or, if the common shares are held by Cede or any other depository or nominee, such statement should be provided to you by your financial institution), showing (i) the number of common shares acquired pursuant to the Primary Subscription and (ii) the number of Excess Shares, if any, acquired pursuant to the Over-Subscription Privilege.

Any excess payment to be refunded by the Fund to a holder of Rights, or exercises by Record Date Shareholders of their Over-Subscription Privileges, will be mailed by the Subscription Agent to the holder within ten Business Days after the Expiration Date. If any Rights holder exercises its right to acquire shares pursuant to the Over-Subscription Privilege, any excess payment that would otherwise be refunded to the Rights holder will be applied by the Fund toward payment for common shares acquired pursuant to exercise of the Over-Subscription Privilege, if any.

A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or a check.

If a holder of Rights who acquires common shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) reallocate such subscribed and unpaid for shares to Record Date Shareholders exercising the Over-Subscription Privilege who did not receive the full Over-Subscription requested; (ii) apply any payment actually received by it toward the purchase of the greatest number of whole shares which could be acquired by such Record Date Shareholder upon exercise of the Primary Subscription or the Over-Subscription Privilege; and (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed common shares and to enforce the relevant guaranty of payment or monetary damages.

Nominees who hold common shares for the account of others, such as brokers, dealers or depositories for securities, should notify the respective beneficial owners of the common shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete the Subscription Certificate and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of common shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner’s instructions.

THE INSTRUCTIONS ACCOMPANYING THE SUBSCRIPTION CERTIFICATES SHOULD BE READ CAREFULLY AND FOLLOWED IN DETAIL. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

The method of delivery of Subscription Certificates and payment of the aggregate Subscription Price to the Subscription Agent will be at the election and risk of the Rights holders, but, if sent by mail, it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., Eastern Time, on the Expiration Date. If you are the shareholder of record, payments must be made in full in U.S. currency by personal check drawn upon a U.S. bank, and payable to “Computershare Trust Company, N.A.”. You must timely pay the full Estimated Subscription Price for the full number of shares of common stock at the Estimated Subscription Price if you wish to acquire pursuant to the exercise of Rights (including any exercise of the Over-Subscription Privilege, if available) by delivering a personal check, payable to “Computershare Trust Company, N.A.” If you are a beneficial owner of shares of common stock that are registered in the name of a broker, dealer, custodian bank or other nominee, you should deliver payment to such broker, dealer, custodian bank or other nominee, as applicable, in accordance with instructions provided therefrom.

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All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Rights holders who have exercised their rights will have no right to rescind their subscription after receipt by the Subscription Agent of the completed Subscription Certificate together with payment for common shares, except as described under “Notice of net asset value decline.”

Issuance of Common Stock

The shares of common stock that are purchased in the Offer will be issued in book-entry, or uncertificated form, meaning that you will receive a direct registration (DRS) account statement from our transfer agent reflecting ownership of these securities. If you hold your shares of common stock in the name of a custodian bank, broker, dealer or other nominee, DTC will credit your account with your nominee with the securities you purchased in the Offer.

Foreign Restrictions

Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent in writing no later than five business days prior to the Expiration Date with payment to exercise the Rights. The Fund will determine whether the Offer may be made to any such Record Date Shareholder. The Offer will not be made in any jurisdiction where it would be unlawful to do so. If the Subscription Agent has received no instruction by the fifth business day prior to the Expiration Date, such Rights will expire.

Notice of Net Asset Value Decline

In accordance with SEC regulatory requirements, the Fund has undertaken to suspend the Offer until the Fund amends this Prospectus if, after the effective date of the Fund’s registration statement relating to this Offer, the Fund’s NAV declines more than 10% from the Fund’s NAV as of such effective date. If this occurs, the Expiration Date will be extended and the Fund will notify Record Date Shareholders of the decline and permit them to cancel their exercise of Rights.

Certain Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the Code, Treasury regulations promulgated thereunder (“Treasury regulations”), and other applicable authorities in effect as of the date of this Prospectus that are generally applicable to Record Date Shareholders and other Rights holders who are “United States persons” within the meaning of the Code, and does not address any foreign, state, local or other tax consequences. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial action. Record Date Shareholders and other Rights holders should consult their tax advisers regarding the tax consequences, including U.S. federal, state, local, foreign or other tax consequences, relevant to their particular circumstances.

The Fund believes that the value of a Right will not be includible in the gross income of a Record Date Shareholder at the time the Right is issued, and the Fund will not report to the IRS that a Record Date Shareholder has income as a result of the issuance of the Right; however, there is no guidance directly on point concerning certain aspects of the Offer. The remainder of this discussion assumes that the receipt of the Rights by Record Date Shareholders will not be a taxable event for federal income tax purposes.

The basis of a Right issued to a Record Date Shareholder will be zero, and the basis of the common share with respect to which the Right was issued (the “Old Common Share”) will remain unchanged. A Record Date Shareholder only is required to allocate the basis of the Old Common Share and the Right in proportion to their respective fair market values on the date of distribution if (i) either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the Old Common Share on that date, or (b) the Record Date Shareholder affirmatively elects (in the manner set out in Treasury regulations) to allocate to the Right a portion of the basis of the Old Common Share and (ii) the Right does not expire unexercised in the hands of the Record Date Shareholder.

No loss will be recognized by a Record Date Shareholder if a Right distributed to such Record Date Shareholder expires unexercised in the hands of such Record Date Shareholder.

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No gain or loss will be recognized by a Rights holder upon the exercise of a Right, and the basis of any common share acquired upon exercise of the right (the “New Common Share”) will equal the Subscription Price for the New Common Share. When a Rights holder exercises a Right, the Rights holder’s holding period in the New Common Shares does not include the time during which the Rights holder held the Right unexercised; the holding period for the New Common Shares will begin no later than the date following the date of exercise of the Right.

You should consult a tax adviser regarding the U.S. federal tax consequences of acquiring, holding, and exercising Rights, and of allowing Rights to expire, in your particular circumstances, as well as any tax consequences that may arise under the laws of any state, local or foreign taxing jurisdiction.

Employee Plan Considerations

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Code contain certain fiduciary responsibility and prohibited transaction provisions applicable to employee benefit plans subject to ERISA or Section 4915 of the Code, including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and individual retirement accounts (“IRAs”) (each, a “Benefit Plan” and collectively, “Benefit Plans”). Due to the complexity of these rules and the penalties for noncompliance, fiduciaries of Benefit Plans and other retirement plans should consult with their counsel and advisers regarding the consequences of their exercise of Rights under ERISA and the Code.

As described above, existing shareholders who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. The exercise of Rights will require the future funding of cash. See “The Offer — The Subscription Price.” Benefit Plans should be aware that additional contributions of cash to the Benefit Plan necessary in order to fund the exercise of Rights may be treated as Benefit Plan contributions and, particularly when taken together with contributions previously made, may result in issues under the rules governing contributions and reductions, and give rise to possible excise taxes. For example, in the case of Benefit Plans qualified under Section 401(a) of the Code, and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code and other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to the Benefit Plan to fund the exercise of Rights should consult with their counsel prior to making such contributions. If any portion of an IRA is used as security for a loan, the portion so used could be treated as distributed to the IRA depositor, and other adverse consequences could arise.

Additional special issues may arise in the case of any Benefit Plan sponsored or maintained by the Fund or any affiliate thereof.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA and the Code.

SPECIAL CONSIDERATIONS AND RISK FACTORS

The following discusses certain matters that should be considered, among others, in connection with the Offer.

Dilution

Record Date Shareholders who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. The Fund cannot tell you precisely how much smaller the percentage of the Fund that you would own will be because the Fund does not know how many Record Date Shareholders will exercise their Rights and how many of their Rights they will exercise. Further, if you do not submit subscription requests pursuant to the Over-Subscription Privilege, you may experience dilution in your holdings if the Fund offers additional shares for subscription. The Fund may sell additional shares to shareholders if and to the extent that shares issued through the Offer would not cause any undue dilution of the NAV of the shares.

All shareholders will experience an immediate dilution of the aggregate of shares as a result of the completion of the Offer because (i) the Subscription Price per share will be less than the Fund’s NAV per share on the Expiration Date, (ii) the Fund will incur expenses in connection with the Offer, and (iii) the number of shares outstanding after the Offer will increase in a greater percentage than the increase in the size of the Fund’s assets. This dilution also will affect Record Date Shareholders to a greater extent if they do not exercise their Rights in full. It is not possible to state precisely the amount of any decreases in either NAV or in ownership interests, because it is not known at this time what the NAV per share will be at the Expiration Date or what proportion of the shares will be subscribed. Finally, there may be a dilution of earnings per share due to the increase in the number of shares outstanding, but only to the extent that investments of the proceeds of the Offer do not achieve the same return as current investments held by the Fund. To the extent such investments achieve a better return than current investments; earnings per share will experience appreciation.

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The following example assumes that all of the shares are sold at the Estimated Purchase Price of $[     ] and after deducting all expenses related to the issuance of the shares.

	Dilution per share in dollars		Dilution per share as a percent
Primary Subscription or [ ]shares	$	[ ]	[ ]	%

	Dilution per share in dollars		Dilution per share as a percent
With Secondary Over-Subscription or [ ]shares	$	[ ]	[ ]	%

Market Value and NAV

The shares of closed-end investment companies frequently trade at a discount from NAV. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund’s NAV may decrease. Since the commencement of the Fund’s operations, the shares have traded in certain periods in the market at a discount to NAV. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced if you wish to sell your shares in a relatively short period of time. If you do so, realization of a gain or loss on your investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares on any exchange where such shares are then trading at current market value, which may differ from the then current NAV. Moreover, shareholders expecting to sell their shares during the course of the Offer should be aware that there is a greater risk that the potential discount referred to above, which may increase during the Offer, will adversely affect them. This increased risk is because, among other things, the market price per share may reflect the anticipated dilution that will result from this Offer. The Fund cannot predict whether the shares will trade at a discount or premium to NAV after completion of the Offer.

Possible Suspension of the Offer

As required by the SEC’s registration form, the Fund has undertaken to suspend the Offer until it amends this prospectus if, subsequent to the effective date of the Fund’s Registration Statement, the Fund’s NAV declines more than 10% from its NAV as of such effective date. The Fund will notify Record Date Shareholders of any such decline and suspension and thereby permit them to cancel their exercise of Rights.

USE OF PROCEEDS

If all of the Rights are exercised in full for shares sold at the Estimated Purchase Price of $[     ]per share, the net proceeds to the Fund are estimated to be approximately $[     ], after deducting expenses related to the Offer payable by the Fund estimated at $[     ]. If the Fund increases the number of shares subject to the Offer by 25% in order to satisfy Over-Subscriptions, the proceeds will be approximately $[     ]. However, there can be no assurance that all Rights will be exercised in full, and the Subscription Price will not be determined until the following business day after the Expiration Date.

AAI has advised the Fund that it expects net proceeds of the Offer will be invested by the Portfolio Managers in portfolio securities in accordance with the Fund’s investment objective and policies. It is anticipated that investment of such net proceeds under normal market conditions will take place during a period of approximately 30 days from their receipt by the Fund. Pending such investment, the net proceeds will be invested in short-term money market instruments (see “Investment Objective, Policies and Risks — Repurchase Agreements”).

THE FUND

The Fund is a closed-end, diversified management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on December 16, 1985 pursuant to the Articles of Incorporation governed by the laws of the state of Maryland. The Fund’s principal office is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203 and its telephone number is 1-800-241-1850.

THE MULTI-MANAGER METHODOLOGY

The Fund allocates its portfolio assets among a number of Portfolio Managers, currently three in number, recommended by AAI and approved by the Board. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund’s portfolio among the Portfolio Managers.

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In the opinion of AAI, the multi-manager methodology provides advantages over the use of a single manager because of the following primary factors:

(i) most equity investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics;

(ii) because of changing investor preferences and market fluctuations, any given investment style will generally move into and out of market favor and will result in better performance under certain market conditions but poorer performance under other conditions;

(iii) by allocating the Fund’s portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance may be diluted, and the investment performance of the total portfolio may be more consistent and less volatile over the long-term than if a single style was employed throughout the entire period; and

(iv) consistent performance at a given annual rate of return over time generally produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

AAI, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of numerous professional investment management firms, has selected for appointment by the Fund a group of Portfolio Managers representing a blending of different investment styles which, in its opinion, is appropriate to the Fund’s investment objective.

AAI continuously monitors the performance and investment styles of the Portfolio Managers and from time to time recommends changes of Portfolio Managers based on factors such as changes in a Portfolio Manager’s investment style or a departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager’s performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Portfolio Managers. Since its inception, the Fund has had nine Portfolio Manager changes.

Portfolio Manager changes, as well as the periodic rebalancing of the Fund’s portfolio among the Portfolio Managers and the need to raise cash for the Fund’s quarterly distributions, may result in some portfolio turnover in excess of what would otherwise be the case (see “Financial Highlights”). Increased portfolio turnover would cause increased brokerage commission costs to the Fund, and may result in greater realization of net capital gains, distributions of which are taxable to shareholders.

Under the terms of an exemptive order issued to the Fund and AAI by the SEC, a portfolio management agreement with a new or additional Portfolio Manager may be entered into in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on terms and conditions substantially similar to, the Fund’s agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Fund’s next regularly scheduled annual shareholder meeting (normally held in August) following the date of the new or additional portfolio management agreement. Information about Portfolio Manager changes or additions made in advance of shareholder approval will be announced to the press following Board action and will be included in the next report to shareholders.

The Fund’s current Portfolio Managers are:

•	Congress Asset Management Company, LLP

•	Sustainable Growth Advisers, LP

•	Weatherbie Capital, LLC

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective through investing at least 65% of its net assets in a diversified portfolio of equity securities of companies of any market capitalization.

Although under normal market conditions the Fund will remain substantially fully invested in equity securities, up to 35% of the value of the Fund’s total assets may generally be invested in U.S. Government Securities, repurchase agreements with respect to U.S. Government Securities, and, to an extent not greater than 10% of the market value of the Fund’s total assets, money market mutual funds that invest primarily in U.S. Government Securities. The Fund may temporarily invest without limit in U.S. Government Securities, repurchase agreements and money market mutual funds for defensive purposes when AAI or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable.

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The Fund’s investment objective of long-term capital appreciation, as well as certain of its investment restrictions referred to in the Statement of Additional Information, are fundamental and may not be changed without a majority vote of the Fund’s outstanding shares. Under the 1940 Act, a “majority vote” means the vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented, or (b) more than 50% of the outstanding shares of the Fund. Non-fundamental policies may be changed by vote of the Board.

Investment Practices

The following describes certain of the investment practices in which one or more of the Portfolio Managers may engage, each of which may involve certain special risks.

Lending of Portfolio Securities. The Fund, in order to generate additional income, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or U.S. Government Securities) equal to and not less than the market value, determined daily, of the securities loaned. The Fund would receive amounts equal to the interest on the securities loaned. It would also be paid for having made the loan. Any cash collateral pursuant to these loans would be invested in Short-Term Money Market Instruments. The Fund could be subjected to delays in recovering the loaned securities in the event of default or bankruptcy of the borrower. The Fund will limit such lending to not more than 20% of the value of the Fund’s total assets. The Fund may pay fees to its custodian bank or others for administrative services in connection with securities loans.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities or other securities in which it may invest to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate that is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. The Fund requires the seller of the securities to maintain on deposit with the Fund’s custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, the Fund could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 35% of the Fund’s net assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of the Fund’s net assets will be invested in repurchase agreements maturing in more than seven days.

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in other investment companies involves certain other risks, costs, and expenses for the Fund. If the Fund invests in another investment company, the Fund will be charged its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses charged to the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers’ portfolio securities. Investments in securities of other investment companies will be made in compliance with applicable 1940 Act limitations. To the extent that the Fund invests in the securities of other investment companies, the Fund’s shareholders will indirectly bear a pro rata share of the investment company’s expenses in addition to the expenses associated with an investment in the Fund. The Fund may invest in investment companies managed by AAI or other affiliates of AAI.

Risks

The Fund is a diversified, multi-managed closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective.

Market Discount Risk

In addition, shares of closed-end management investment companies such as the Fund frequently trade at a discount from their NAV. The shares were designed primarily for long-term investors, and investors in shares should not view the Fund as a vehicle for trading purposes. This risk is separate and distinct from the risk that the Fund’s NAV may decline.

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Investment and Market Risk

An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and other distributions.

Issuer Risk

The value of common stocks may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example: an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. AAI and the Portfolio Managers will apply investment techniques and risk analyses in selecting Portfolio Managers and making investment decisions for the Fund, respectively, but there can be no guarantee that these will produce the desired results.

Growth Stock Risk

Currently, the Fund’s net assets are allocated to Portfolio Managers that utilize a “growth” approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. In certain market conditions, growth stocks may not perform as well as the stock market in general.

Foreign Securities Risk

Investments in foreign securities involve risks in addition to those of investments in U.S. issuers. These risks include political and economic risks, currency fluctuations, higher transaction costs, less liquidity and greater volatility, delayed settlement, confiscatory taxation, withholding of taxes and less stringent investor protection and disclosure of standards in some foreign markets. These risks can make investments in foreign issuers more volatile and potentially less liquid than investments in U.S. issuers.

Tax Risk

The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the IRS.

The tax treatment of distributions the Fund reports as “qualified dividend income” may be affected by IRS interpretations of the Code and future changes in the Code and the Treasury regulations. There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income.

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Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Small and Mid-Cap Stock Risk

The Fund may invest in companies of any market capitalization. The Fund considers small companies to be those with a market capitalization up to $5 billion and medium-sized companies to be those with a market capitalization between $5 billion and $25 billion. Smaller and medium-sized company stocks may be more volatile than, and perform differently from, larger company stocks.

Market Disruption and Geopolitical Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of these events on the U.S. economy, the stock market and world economies and markets generally.

Legislation and Regulatory Risk

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated.

MANAGEMENT OF THE FUND

Directors and Officers

The Board is responsible for the general oversight of the Fund’s operations, including the general oversight of AAI’s and the Portfolio Managers’ management of the Fund. The names and business addresses of the Directors and officers of the Fund and their principal occupations during the past five years are set forth under “Directors and Officers” in the Statement of Additional Information.

AAI

AAI, 1290 Broadway, Suite 1000, Denver, CO 80203, is the Fund’s investment advisor. AAI acts as the investment advisor to registered investment companies. AAI is a wholly-owned subsidiary of ALPS Holdings, Inc. (“ALPS”), which is a wholly-owned subsidiary of DST Systems, Inc., which in turn is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. ALPS is a Denver, Colorado-based company that provides a wide range of fund services, including fund administration, fund distribution and fund accounting. As of [     ], AAI had approximately $[     ] of assets under management and ALPS and its affiliates provide fund administration services to funds with assets in excess of $[     ] and distribution services to funds with assets in excess of $[     ].

The Portfolio Managers

The following summaries provide information about the Fund’s current Portfolio Managers, including the employees who are primarily responsible for the day-to-day management of the Fund’s portfolio. The Statement of Additional Information contains additional information about these individuals, including their compensation, other accounts managed by them and their ownership of securities in the Fund.

Congress Asset Management Company, LLP (“Congress”) is located at 2 Seaport Lane, Boston, MA 02210. Congress was founded in 1985 and is owned by Lagan Holding Company Trust and Lagan-Congress, Inc., who serve as general partners. Lagan Holding Company Trust owns 100% of Lagan-Congress, Inc. Congress’s assets under management as of [     ], were approximately $[     ].

The portion of the Fund allocated to Congress is managed by Todd Solomon, CFA and Daniel Lagan, CFA.

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Todd joined Congress in 2001. He is a member of Congress’s Investment Oversight Committee and Chairs the Mid Cap Growth Committee, which was named the 2015 Small/Mid Cap SMA of the year by Investment Advisor Magazine and Envestnet. He has 22 years of investment experience, spanning both equity research and portfolio management. Previously, he has held positions at US Trust Company, Fidelity Management and Research Co, and the Pioneer Group, Inc. He is a CFA charterholder, and member of the Boston Security Analysts Society (BSAS). He received a BA from Georgetown University and an MBA from New York University.

Mr. Lagan joined Congress in 1989. He is the firm’s Chief Investment Officer, a position he has held since 2005. He chairs both the firm’s Investment Oversight Committee and Large Cap Growth Investment Committees. As CEO, he is responsible for all business aspects of the company, with the senior managers of operations, sales, and investments reporting to him. Prior to being named as CEO in 2013, he was the firm’s President for 17 years. He is a CFA charterholder, and a member of the Boston Security Analysts Society (BSAS) and the CFA Institute. Mr. Lagan received a BA from St. Michael’s College and an MBA from Boston College.

Sustainable Growth Advisers, LP (“SGA”) is located at 301 Tresser Boulevard Stamford, CT 06901. SGA was founded in 2003. SGA is 69% owned by Virtus Investment Partners (“Virtus”) and 31% owned by various SGA employees. Virtus is a publicly traded (NASDAQ: VRTS) multi-boutique manager based in Hartford, Connecticut. Virtus’ assets under management as of [     ] were approximately $[     ]. SGA’s assets under management as of [     ], were approximately $[     ] (of which approximately $[     ] is regulatory assets under management and $[     ] is model/emulation assets under contract).

The portion of the Fund allocated to SGA is managed by George P. Fraise, Gordon M. Marchand and Robert L. Rohn.

Kishore D. Rao is a principal, portfolio manager and a member of the Investment Committee. Prior to joining SGA in 2004, Kishore was a member of the investment team at Trident Capital, a venture capital firm managing a portfolio of software, technology, and business service companies. He had been Founder and General Manager of the Street Events division of CCBN, which was a Trident Capital portfolio company before it was sold to Thomson Reuters. Previously, Kishore was an Investment Analyst at Tiger Management following healthcare services and software companies and an Analyst at Wellington Management following semiconductor equipment. Kishore has a BS in Industrial Management from Carnegie Mellon University and an MBA from Harvard Business School.

Gordon M. Marchand, CFA, CIC, CPA, is a principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the firm’s Advisory Board and serves as the firm’s Chief Financial Officer. Prior to founding Sustainable Growth Advisers, Gordon was an executive officer, a member of the Board of Directors and Investment Policy Committee of Yeager, Wood & Marshall, Inc. which he joined in 1984. He also served as the firm’s Chief Financial and Operating Officer. Gordon began his career as a CPA for Grant Thornton Int’l and a management consultant for Pricewaterhouse. Mr. Marchand received a BS from Georgetown University, an MBA from the University of Massachusetts/Amherst and completed graduate study from Oxford University Management Center.

Robert L. Rohn is a principal, co-founder, portfolio manager and chairs the firm’s Investment Committee. He is also a member of the firm’s Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co. During Rob’s twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as Chairman of the firm’s Management Committee. From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth-oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management. Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance. Mr. Rohn received a BA, cum laude, from Dartmouth College and an MBA from Harvard Business School.

Weatherbie Capital, LLC (“Weatherbie”) is located at 265 Franklin Street, Boston, MA 02110. Weatherbie is wholly owned by Alger Associates, Inc. Alexandra Alger, Hilary Alger and Nicole Alger own, in the aggregate, in excess of 99% of the voting rights of Alger Associates, Inc.

Weatherbie was founded in 1995 by Matthew Weatherbie, CFA and registered with the SEC in November 1995 to provide specialized growth equity investment management to the institutional marketplace. On March 1, 2017, Weatherbie was acquired in its entirety by Alger Associates, Inc., the parent company of Fred Alger Management, Inc., a leading asset management firm. Weatherbie has nine employees and continues to operate in Boston, MA as a discrete subsidiary of Alger Associates, Inc. Weatherbie takes a fundamental, bottom-up research approach to investing in growth equities and aims to identify and invest in attractive U.S. small- and mid-cap companies poised for growth. Weatherbie’s assets under management as of [     ], were approximately $[     ].

The portion of the Fund allocated to SGA is managed by Matthew A. Weatherbie, George Dai and Joshua Bennett.

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Matthew A. Weatherbie, CFA, CEO and Co-Chief Investment Officer, is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie. The firm was founded by Matt in December 1995. Mr. Weatherbie’s prior experience as a portfolio manager was at Putnam Investments from 1983-1995 where he managed the Putnam Voyager Fund. Between 1973 and 1983, he was a securities analyst and then a portfolio manager of MFS (Massachusetts Financial Services) Emerging Growth Trust. Matt is a CFA charterholder.

George Dai, Ph.D., Senior Managing Director and Co-Chief Investment Officer, is the lead co-manager responsible for managing the portion of the Fund allocated to Weatherbie. George’s prior experience as a portfolio manager began in 2006 as the co-lead manager of Weatherbie’s Long/Short Fund. George received his MBA from the Wharton School, University of Pennsylvania, (Director’s List), and his Ph.D. in chemistry from Johns Hopkins University. Previously, he earned a B.S. from the University of Science and Technology of China (Hefei, China) and then was a pharmaceutical research scientist at Procter & Gamble.

Joshua D. Bennett, CFA, Senior Managing Director, Director of Research, is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie. Josh’s prior experience as a portfolio manager began in 2007 as a co-manager of Weatherbie’s Long/Short Fund. Josh received his MBA from the Tuck School of Business at Dartmouth (Edward Tuck Scholar with Distinction). Previously, he earned a B.A. in economics (Summa Cum Laude) from Wheaton College (IL). Josh is a CFA charterholder.

The Fund Management Agreement and the Portfolio Management Agreements

The Fund has a Fund Management Agreement with AAI pursuant to which AAI implements and operates the Fund’s multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Fund’s assets, subject to the Fund’s investment objectives and policies and any directions of the Board. AAI recommends to the Board the investment management firms (currently three) for appointment as Portfolio Managers of the Fund. See “The Multi-Manager Methodology”. No single individual at AAI is responsible for AAI’s decisions with respect to the retention or replacement of the Portfolio Managers.

Under the Fund’s Portfolio Management Agreements with each of its Portfolio Managers and AAI, each Portfolio Manager has discretionary authority (including for the selection of brokers and dealers for the execution of the Fund’s portfolio transactions) with respect to the portion of the Fund’s assets allocated to it by AAI from time to time, subject to the Fund’s investment objective and policies, to the supervision and control of the Board, and to instructions from AAI. As described under the section entitled “The Multi-Manager Methodology,” AAI from time to time reallocates the Fund’s portfolio assets among the Portfolio Managers. Although the Portfolio Managers’ activities are subject to general oversight by AAI, the Board and officers of the Fund, none of AAI, the Board or officers of the Fund evaluate the investment merits of the Portfolio Managers’ selections of individual securities.

Although the Fund does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for the Fund’s portfolio transactions initiated by it, the Portfolio Managers are permitted to place portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker’s commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Fund’s procedures adopted under Rule 17e-1 under the 1940 Act.

Under the Fund’s Fund Management Agreement with AAI and its Portfolio Management Agreements with the Portfolio Managers, the Fund pays AAI a fund management fee, and AAI in turn pays the fees of the Portfolio Managers from the fund management fees paid to it. The annual fees that are paid under the current agreements are shown below (fees are payable monthly based on the indicated percentage of the Fund’s average daily net assets during the prior month).

Average Daily NAV	Fund Management Fee Paid to AAI and Portfolio Management Fee Paid to Portfolio Managers
First $300 million	0.80% (0.40% to Portfolio Managers)
Over $300 million	0.72% (0.36% to Portfolio Managers)

A discussion regarding the basis for the Board approving the Fund Management Agreement and the Portfolio Management Agreements will be available in the Fund’s annual report for the period ended December 31, 2019.

Custodian, Transfer Agent and Administrator, Pricing and Bookkeeping Agent

State Street Bank & Trust Company, One Lincoln Street, Boston, Massachusetts 02111, is the Fund’s custodian. Computershare Trust Company, N.A., 505000, Louisville, Kentucky 40233 is the Fund’s transfer and dividend disbursing agent and registrar.

AFS, 1290 Broadway, Suite 1000 Denver, Colorado 80203 provides administrative services to the Fund under an Administration, Bookkeeping and Pricing Services Agreement with the Fund (the “Administration Agreement”). AFS is an affiliate of AAI and a wholly-owned subsidiary of ALPS.

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Pursuant to the Administration Agreement AFS provides administrative, fund accounting, financial reporting and other related expense budgeting, pricing and bookkeeping services for the Fund. Under the Administration Agreement with AFS, the Fund pays AFS separate fees for administrative services and bookkeeping and pricing services. The annual fee for administrative services is shown below (fees are payable monthly based on the indicated percentage of the Fund’s average daily net assets during the prior month).

Average Daily NAV	Fund Administrative Fee Paid to AFS
First $300 million	0.20%
Over $300 million	0.18%

In addition, for pricing and bookkeeping services AFS receives an annual fee, payable monthly, consisting of: (i) $25,000 plus 0.015% of the Fund’s net asset value for fund accounting services (“FA Fee”); (ii)  $13,000 for financial reporting (“FR Fee”); (iii) a multi-manager fee of $3,000 for each Portfolio Manager managing a portion of the Fund’s portfolio (“Multi-Manager Fee”); and (iv) an amount necessary for AFS to recover its costs of providing fund accounting, expense budgeting and Sarbanes-Oxley services for the Fund (“AFS Services Fee”). During any 12-month period, the aggregate FA Fee and FR Fee for the Fund may not exceed $140,000. Neither the Multi-Manager Fee nor AFS’ Service Fee are subject to the $140,000 limit.

Expenses of the Fund

AAI provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services, pays the compensation of and furnishes office space for the officers of the Fund who are affiliated with AAI, and pays the management fees of the Portfolio Managers. The Fund pays all its expenses, other than those expressly assumed by AAI. The expenses payable by the Fund include: management fees payable to AAI; administrative, bookkeeping and pricing fees payable to AFS; fees and expenses of the independent registered public accounting firm; fees for transfer agent and registrar, dividend disbursing, custodian and portfolio recordkeeping services; expenses in connection with the Automatic Dividend Reinvestment and Cash Purchase Plan; expenses in connection with obtaining quotations for calculating the value of the Fund’s net assets; taxes (if any) and the preparation of the Fund’s tax returns; brokerage fees and commissions; interest; costs of director and shareholder meetings (including expenses of printing and mailing proxy material therefor); expenses of printing and mailing reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; membership dues for investment company industry trade associations; legal fees; stock exchange listing fees and expenses; fees to federal and state authorities for the registration of shares; fees and expenses of Directors who are not Directors, officers, employees or stockholders of AAI or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses of a non-recurring nature.

DESCRIPTION OF SHARES

General

The Fund’s authorized capitalization consists of 60,000,000 shares of Common Stock, par value $0.10 per share, of which [     ]shares were issued and outstanding on the date of this Prospectus. The currently outstanding shares are, and the shares offered hereby when issued and paid for pursuant to the terms of the Offer will be, fully paid and nonassessable. Shareholders would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund.

Shareholders are entitled to one vote for each share held. The Fund’s shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all the Directors standing for election, and, in such event, the holders of the remaining shares will not be able to elect any of such Directors.

Repurchase of Shares

The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. The Fund, however, is authorized to repurchase its shares on the open market when its shares are trading at a discount from NAV. The Fund has no current plans to repurchase its shares.

Anti-takeover Provisions of the Articles of Incorporation and By-Laws; Super-majority Vote Requirement for Conversion to Open-End Status

The Fund’s Articles of Incorporation and By-laws contain provisions (commonly referred to as “anti-takeover” provisions) which are intended to have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions, or to modify its structure. The Board is divided into three classes, each having a term of three years. On the date of the annual meeting of shareholders in each year the term of one class expires. This provision could delay for up to two years the replacement of a majority of the Board. In addition, the affirmative vote of the holders of 66 2/3% of the shares of the Fund will be required generally to authorize any of the following transactions:

(i)	the Fund’s merger or consolidation with or into any other corporation;

(ii)	the issuance of any securities of the Fund to any person or entity for cash;

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(iii)	the sale, lease, or exchange of all or any substantial part of the Fund’s assets to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

(iv)	the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding shares of the Fund. Such 66 2/3% vote will not be required with respect to the transactions listed in (i) through (iv) above where the Board under certain conditions approves the transaction. However, depending upon the transaction, a different shareholder vote may nevertheless be required under Maryland law.

The affirmative vote of the holders of 66 2/3% of the outstanding shares will be required to authorize the Fund’s conversion from a closed-end to an open-end investment company.

The foregoing super-majority vote requirements may not be amended except with a similar supermajority vote of the shareholders.

These provisions will make more difficult a change in the Fund’s structure or management or consummation of the foregoing transactions without the Directors’ approval. The anti-takeover provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. However, the Board continues to believe that the anti-takeover provisions are in the best interests of the Fund and its shareholders because they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s management and its continuing application of the multi-manager concept.

The Board also believes that the super-majority vote requirement for conversion to an open-end investment company is in the best interest of the Fund and its shareholders because it will allow the Fund to continue to benefit from the advantages of its closed-end structure until such time that, based on relevant factors including the then current relationship of the market price of the Fund’s shares to their net asset value, the Board determines to recommend to shareholders the Fund’s conversion to an open-end investment company.

NET ASSET VALUE

The NAV of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). AAI calculates the Fund’s NAV by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less the Fund’s total liabilities (including dividends payable), any borrowings by the total number of common shares outstanding. Valuations of securities or other assets in the Fund’s portfolio may be provided by a third party pricing service.

For purposes of determining the NAV of the Fund’s common shares, equity securities that are traded on an exchange are valued at the closing sale or official closing price reflected on that exchange on the business day as of which such value is being determined. If there has been no sale of equity securities on such day, or if such closing prices are not otherwise available, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Equity securities traded on more than one securities exchange are valued at the closing sale or official closing price as reflected by the exchange representing the principal market for such securities. Readily marketable equity securities traded in the over-the-counter market are valued at the mean of the current bid and asked prices. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Securities for which market quotations or valuations are not available are valued at fair value in good faith by or at the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.

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DISTRIBUTIONS; AUTOMATIC DIVIDEND
REINVESTMENT AND CASH PURCHASE PLAN

Distribution Policy

The current policy is to pay distributions on its shares totaling approximately 8% of its NAV per year, payable in four quarterly installments of 2% of the Fund’s NAV at the close of the NYSE on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on Treasury regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

You should consult a tax adviser about state, local and foreign taxes on your distributions from the Fund.

Automatic Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and other distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and other distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5% from market price). Dividends and other distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes statements of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

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Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by the Plan Agent prior to any distribution record date and all subsequent dividends and other distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

TAX MATTERS

The following discussion briefly summarizes certain rules applicable to federal income taxation of the Fund and its shareholders. This discussion does not purport to be complete or to deal with all aspects of that taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code and the Treasury regulations and judicial decisions and administrative pronouncements published at the date hereof, all of which are subject to change, some of which may be retroactive. Record Date Shareholders and other Rights holders are urged to consult with their own tax advisers for more detailed information and for information regarding other federal tax considerations and any state, local, or foreign taxes concerning their continued investment in the Fund and of their receipt and exercise of the Rights.

The Fund has elected to be, and intends to continue to qualify each taxable year for federal income tax treatment as a “regulated investment company” under the Code (“RIC”). As a result, it is expected that the Fund will be relieved of federal income tax on its net investment income and net realized capital and foreign currency gains, if any, to the extent it distributes them to its shareholders. (See “Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan” regarding the Fund’s authority to retain and pay taxes on net capital gains).

To avoid incurring a 4% federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year plus (ii) 98.2% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryovers, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as so computed) that were not paid out during such year and on which the Fund paid no federal income tax. The Fund expects to make sufficient annual distributions to avoid being subject to that excise tax. Under current law, provided that the Fund qualifies as a RIC for federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the states of Maryland or Colorado.

If the Fund failed to qualify for treatment as a RIC in any taxable year, it would incur federal corporate income tax on the full amount of its taxable income for that year (even if it distributed that income to its shareholders), and its distributions (including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss)) would be taxable as ordinary dividend income to the shareholders to the extent of its current and accumulated earnings and profits (“E&P”), except that for individual and certain other non-corporate shareholders (each, an “individual”), those dividends would be taxable as “qualified dividend income” (see below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Distributions by the Fund from net investment income and net realized capital gains are subject to federal income taxation whether received by shareholders in cash or in shares under the Plan. Shareholders receiving a dividend or other distribution in the form of newly issued shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received. Such shareholders will have a cost basis in each newly issued share equal to the fair market value of a share on the distribution date. Distributions are generally taken into account for federal income tax purposes when paid, except that distributions paid in January but declared in the last quarter of the preceding calendar year may be taken into account as if paid on December 31 of such preceding calendar year. A portion of the Fund’s net investment income paid to corporate shareholders that is attributable to dividends from domestic corporations may be eligible for the 50% dividends-received deduction available to corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may result in certain basis adjustments.

Distributions attributable to net capital gain that the Fund recognizes on sales or exchanges of capital assets are subject to a 15% maximum federal income tax rate for individuals (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder has held the shares, and are not eligible for the dividends-received deduction.

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A portion of the dividends the Fund pays to individuals may be “qualified dividend income,” and thus eligible for the preferential rates that apply to net capital gain, if the shareholder satisfies certain holding period and other requirements with respect to the shareholder’s shares and the dividends are attributable to qualified dividend income received by the Fund. For this purpose, “qualified dividend income” means dividends received by the Fund from U.S. corporations and “qualified foreign corporations,” (as described below), provided that the Fund satisfies similar requirements with respect to the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. Dividends received by the Fund from real estate investment trusts are qualified dividends only in limited circumstances.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by it to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred shares, 91 days during the 181-day period beginning 90 days before such ex-dividend date, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Subject to certain exceptions, a “qualified foreign corporation” is any foreign corporation that is either (1) incorporated in a possession of the United States (the “possessions test”) or (2) eligible for benefits of a comprehensive income tax treaty with the United States that the Secretary of the Treasury determines is satisfactory for these purposes and that includes an exchange of information program (the “treaty test”). The Secretary of the Treasury has identified a substantial number of tax treaties that satisfy the treaty test.

Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a “qualified foreign corporation” with respect to any dividend it pays if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States (“readily tradable”). The Treasury Department has issued a notice stating that common or ordinary stock, or an American Depositary Receipt in respect of such stock, is considered readily tradable if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the NASDAQ Stock Market.

A qualified foreign corporation does not include any foreign corporation that, for its taxable year in which the dividend is paid or the preceding taxable year, is a passive foreign investment company.

The benefits of the reduced tax rates applicable to net capital gain and qualified dividend income may be impacted by the application of the federal alternative minimum tax to individual shareholders.

If a shareholder holds shares for six months or less, any loss on the sale of the shares will be treated as a long-term capital loss to the extent of any net capital gain distribution the shareholder received from the Fund with respect to such shares. Any loss realized on a disposition of shares may also be disallowed under rules relating to wash sales.

Dividends and other distributions on shares are generally subject to federal income tax as described herein to the extent of the Fund’s E&P. If, for any taxable year, the total distributions made under the Fund’s distribution policy exceed its E&P, the excess will be treated as a non-taxable “return of capital” to each shareholder (up to the amount of the shareholder’s basis in his or her shares) and thereafter as gain from the sale of shares. See “Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan”.

In some cases, a dividend or other distribution on shares, even if generally subject to federal income tax as described herein, may economically represent a return of a particular shareholder’s investment. If an investor purchases shares when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution (assuming sufficient E&P). Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. As of [     ], the Fund’s investments had net unrealized gains of $[     ].

Certain distributions the Fund makes after the close of its taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such distributions in the taxable year in which they were actually made.

Individuals may be subject to 24% withholding tax on reportable dividends and capital gain distributions (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a taxpayer identification number and certain required certifications are not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. In addition, the Fund is required to backup withhold on distributions to any shareholder who does not certify to the Fund that the shareholder is not subject to backup withholding due to notification by the IRS that the shareholder has under-reported interest or dividend income.

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Dividends the Fund pays to a foreign shareholder other than a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if properly reported by the Fund to its shareholders, will be exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (“qualified interest income” less allocable deductions), which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits.

Information concerning the federal income tax status of the Fund dividends and other distributions is mailed to shareholders annually.

Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes.

See “The Offer — Certain Federal Income Tax Consequences” for a discussion of the federal income tax consequences regarding the Rights.

GENERAL

Under the Fund Management Agreement between the Fund and AAI, the Fund may use the name “Liberty All-Star” or “All-Star” only so long as the Fund Management Agreement remains in effect. If the Fund Management Agreement is no longer in effect, the Fund is obligated (to the extent it lawfully can) to cease using such name or any other name indicating that it is advised by or otherwise connected with AAI. In addition, AAI may grant the non-exclusive right to use the name “Liberty All-Star” or “All-Star” to any other entity, including any other investment company of which AAI or any of its affiliates is the investment advisor or distributor.

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STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Fund is contained in the Statement of Additional Information, a copy of which is available at no charge by calling the Information Agent at the telephone number indicated on the cover of this prospectus. Set forth below is the Table of Contents of the Statement of Additional Information.

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LIBERTY

ALL-STAR®

GROWTH FUND, INC.

A Multi-Managed Investment Company

[     ]Shares of

Common Stock

Issuable Upon Exercise

of Rights to Subscribe

for Such Shares

PROSPECTUS

[     ]

A-1

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION; DATED [                                      ]

Liberty All-Star Growth® Fund, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(800) 241-1850

Table of Contents

PAGE

Additional Investment Information and Restrictions	1
Investment Objective and Policies	1
Investment Restrictions	13
Directors and Officers	15
Codes of Ethics	25
Proxy Voting Policy	26
Investment Advisory and Other Services	26
Additional Information About Net Asset Value	38
Portfolio Security Transactions	38
Taxes	39
Other Information	43
Principal Shareholders	44
Independent Registered Public Accounting Firm	44
Custodian; Transfer Agent; Dividend Paying Agent and Registrar	44
Financial Statements	45
Appendix A-1	A-1

This Statement of Additional Information is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of the Liberty All-Star Growth Fund, Inc. (the “Fund”) dated [______, ], as may be supplemented from time to time (the “Prospectus”), which is incorporated herein by reference. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at (800) 241-1850.

Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Prospectus.

Additional Investment Information and Restrictions

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. ALPS Advisors, Inc. (“AAI” or the “Advisor”) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund’s investment objective.

Investment Objective and Policies

The Fund’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective through investing at least 65% of its net assets in a diversified portfolio of equity securities.

Although under normal market conditions the Fund will remain substantially fully invested in equity securities, up to 35% of the value of the Fund’s total assets may generally be invested in obligations of the U.S. Government and its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements with respect to U.S. Government Securities, and, to an extent not greater than 10% of the market value of the Fund’s total assets, money market mutual funds that invest primarily in U.S. Government Securities. The Fund may temporarily invest without limit in U.S. Government Securities, repurchase agreements and money market mutual funds for defensive purposes when AAI or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable.

The Fund’s investment objective of long-term capital appreciation, as well as certain of its investment restrictions referred to in this Statement of Additional Information, are fundamental and may not be changed without a majority vote of the Fund’s outstanding shares. Under the 1940 Act, a “majority vote” means the vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented, or (b) more than 50% of the outstanding shares of the Fund. Non-fundamental policies may be changed by vote of the Board of Directors.

Exchange-Traded Funds

The Fund may invest in exchange traded funds (“ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or stocks (the “Underlying Securities”).

The Underlying Securities are typically selected to correspond to the stocks or other securities that comprise a particular broad based, sector or international index, or that are otherwise representative of a particular industry sector. An investment in an ETF involves risks similar to investing directly in each of the Underlying Securities, including the risk that the value of the Underlying Securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF. Typically, ETFs are investment companies. However, the term is used in the industry in a broad way to include securities issued by entities that are not investment companies. To the extent an ETF is an investment company, the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies will apply.

Options and Futures Strategies

The Fund may seek to increase the current return of the Fund’s portfolio by writing covered call or put options with respect to the types of securities in which the Fund is permitted to invest. Call options written by the Fund give the purchaser the right for a stated period to buy the underlying securities from the Fund at a stated price; put options written by the Fund give the purchaser the right for a stated period to sell the underlying securities to the Fund at a stated price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

The Fund may purchase put options to protect its portfolio holdings in the underlying security against a decline in market value. It may purchase call options to hedge against an increase in the prices of portfolio securities that it plans to purchase. By purchasing put or call options, the Fund, for the premium paid, acquires the right (but not the obligation) to sell (in the case of a put option) or purchase (in the case of a call option) the underlying security at the option exercise price, regardless of the then current market price.

The Fund may also seek to hedge against declines in the value of securities owned by it or increases in the price of securities it plans to purchase, or to gain or maintain market exposure, through the purchase of stock index futures and related options. For example, the Fund may purchase stock index futures and related options to enable a newly appointed Portfolio Manager to gain immediate exposure to underlying securities markets pending the investment of the portion of the Fund’s portfolio assigned to it. A stock index future is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of the specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

Expenses and losses incurred as a result of the hedging strategies described above will reduce the Fund’s current return.

Transactions in options and futures contracts may not achieve the intended goals of protecting portfolio holdings against market declines or gaining or maintaining market exposure, as applicable, to the extent that there is an imperfect correlation between the price movements of the options and futures contracts and those of the securities to be hedged. In addition, if a Portfolio Manager’s prediction on stock market movements is inaccurate, the Fund may be worse off than if it had not engaged in such options or futures transactions.

Writing Covered Put and Call Options on Securities

The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time-to-time as its respective Portfolio Managers determine is appropriate in seeking to attain its objectives. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will maintain in a separate account cash or short-term U.S. Government Securities with a value equal to or greater than the exercise price of the underlying securities. The Fund may also write combinations or covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities

The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the use of the put options since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

The Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices

The Fund may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If a Portfolio Manager of the Fund expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or future. The Fund may purchase call options on a stock index or a futures contracts on that index to enable a newly appointed Portfolio Manager to gain immediate exposure to the underlying securities market pending the investment in individual securities of the portion of the Fund’s portfolio assigned to it.

In connection with transactions in stock index options, futures and related options, the Fund will be required to deposit as “initial margin” an amount of cash and short-term U.S. Government Securities equal to 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract.

Options on Stock Index Futures Contracts

The Fund may purchase and write call and put options on stock index futures contracts. The Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, the Fund may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices, or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities that the Fund intends to purchase.

Risk Factors in Options and Futures Transactions

The effective use of options and futures strategies is dependent, among other things, on the Fund’s ability to terminate options and futures positions at times when its respective Portfolio Managers deem it desirable to do so. Although the Fund will not enter into an option or futures position unless its Portfolio Managers believe that a liquid secondary market exists for such option or future, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund generally expects that its option and futures transactions will be conducted on recognized securities exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

The use of options and futures involves the risk of imperfect correlation between movements in options and future prices and movements in the price of securities that are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Fund’s portfolio diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Portfolio Manager to correctly forecast interest rate or general stock market price movements.

Regulatory Matters

The Fund will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the rules, regulations and any exemptions promulgated by the Commodity Futures Trading Commission and the SEC with respect to such transactions.

Bank Obligations

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties, which vary depending upon market conditions and on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Bank obligations include foreign bank obligations, including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Foreign bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see “Foreign Equity Securities” below). Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments of the foreign bank’s country; that their obligations may be less marketable than comparable obligations of U.S. banks; that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; that foreign deposits may be seized or nationalized; that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations; and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

A1 and Prime 1 are the highest commercial paper ratings issued by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Moody’s Investors Service, Inc. (“Moody’s”), respectively. Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities

Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of one to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include the Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Bank for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of “agencies” and “instrumentalities” are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Foreign Equity Securities

Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In determining whether a company is foreign, AAI will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments.

Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold (or increase existing withholding) taxes on dividends at the source or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation. The Fund will normally execute its portfolio securities transactions on the principal stock exchange on which the security is traded.

The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. Because ADRs are denominated in U.S. dollars and there is a large, liquid market in the United States for most ADRs, ADRs are not considered foreign securities for purposes of calculating the Fund’s foreign securities exposure.

GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on the Fund’s exposure to foreign securities. However, these securities, along with the securities of foreign companies traded on the NASDAQ Stock Market, will not be subject to any of the restrictions placed on the Fund’s ability to invest in emerging market securities.

Additional costs may be incurred in connection with the Fund’s foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Foreign Fixed Income Securities

Foreign fixed income securities include debt securities of foreign corporate issuers; certain foreign bank obligations (see “Bank Obligations”), obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

The risk of investing in foreign fixed income securities is the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debt issued by governments and their agencies and instrumentality) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to the extent further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Currency Contracts

The value of the Fund’s investments in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as “hedging”), the Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a forward contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the market price. The Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act of 1940, as amended (the “1940 Act”), or the SEC, the Fund may “cover” its commitment under forward contracts by segregating cash or liquid securities with the Fund’s custodian in an amount not less than the current value of its total assets committed to the consummation of the contracts. Under normal market conditions, no more than 25% of the Fund’s assets may be committed to the consummation of currency exchange contracts.

The Fund may also purchase or sell foreign currencies on a “spot” (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of the Fund’s portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by the Fund will be successful.

Repurchase Agreements

The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers that are deemed creditworthy pursuant to criteria adopted by AAI. There is no limit on the portion of the Fund’s assets that may be invested in repurchase agreements with maturities of seven days or less. Not more than 10% of the Fund’s net assets will be invested in repurchase agreements maturing in more than seven days.

Borrowing

The Fund may borrow from banks for temporary administrative purposes. The Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Fund’s Board of Directors (“Board of Directors” or “Board”)), equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund’s net asset value. Under current interpretations of the staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

The Fund may also purchase without limit certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A (“Rule 144A securities”). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid.

Investments in Small and Unseasoned Companies

An unseasoned company is an entity with a limited operating history. Unseasoned and small companies may have unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may be regarded as speculative.

Zero-Coupon and Pay-in-Kind Securities

A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Cyber Security

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, AAI, the custodian and transfer agent) or the New York Stock Exchange (the “NYSE”), may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business or process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Investment Restrictions

Except as indicated otherwise, the following investment restrictions have been adopted for the Fund as fundamental policies and may be changed only by a majority vote (as defined under “Investment Objective, Policies and Risks” in the Prospectus) of the Fund’s outstanding shares. Non-fundamental policies may be changed by the Board of Directors without shareholder approval.

The Fund may not:

(1) With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in U.S. Government Securities.

(2) Purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer.

(3) Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. Government Securities.

(4) Purchase securities of other investment companies; except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the Fund’s total assets would be invested in securities of other investment companies, more than 5% of the market value of the Fund’s total assets would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company’s securities.

(5) Purchase or sell commodities or real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase any securities on margin or make short sales of securities, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(7) Make loans of money, except by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies. Although there is no present intention of doing so in the foreseeable future, the Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Fund’s Board of Directors.

(8) Borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis to finance the repurchase of its shares. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Such temporary borrowings may not exceed 5% of the value of the Fund’s total assets at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the Fund’s borrowings exceed 5% of its total assets, the Fund will make no further purchases of securities, although this limitation will not apply to share repurchase transactions.

(9) Issue senior securities, as defined in the Investment Company Act of 1940 (the “Act”), or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at the lesser of cost or market value.

(10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

(11) Invest more than 10% of the Fund’s total assets in securities that at the time of purchase have legal or contractual restrictions on resale (including unregistered securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933).

Except for the 300% limitation referred to in Investment Restriction No. 8 above, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets will not be considered a violation of the restriction.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets will not be considered a violation of the restriction.

Directors and Officers

The names of the Directors and Officers of the Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

Disinterested Directors

Name (Year of Birth) and Address*	Position With the Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held
Thomas W. Brock (1947)	Director since 2005; Chairman since 2015; Term expires 2021	Chief Executive Officer, Silver Bay Realty (2016 –2017); Acting Chief Executive Officer, Silver Bay Realty (2016); Director, Silver Bay Realty (2012 –2017)	2	Trustee, Liberty All-Star Equity Fund (since 2005); Trustee, Equitable AXA Annuity Trust (since January 2016), and 1290 Funds (since January 2016)
George R. Gaspari (1940)	Director since 2006; Term expires 2022	Financial Services Consultant (1996-2012)	2	Trustee, Liberty All-Star Equity Fund (since 2006); Trustee (since 1999) and Chairman — Audit Committee, The Select Sector SPDR Trust (since January 2015)

Name (Year of Birth) and Address*	Position With the Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held
Milton M. Irvin (1949)	Director since 2018; Term Expires 2020	Retired (2012); Chair, Advisory Board Member Castle Oak Securities (2012-present); Chair, Investment Committee Member Executive Leadership Counsel (2006-present); Chair, Board Member South Carolina State University (2015-present); Graduate Executive Board Member Wharton School (2009-2016)	2	Trustee, Liberty All-Star Equity Fund (since 2018)
John J. Neuhauser (1943)	Director since 1998; Term expires 2021	President, St. Michael’s College (2007-2018); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from 1999 - 2005, Boston College)	2	Trustee, Liberty All-Star Equity Fund (since 1998); Trustee, Columbia Fund Funds Series Trust I (since 1985).
Maureen K. Usifer (1960)	Director since 2018; Term expires 2020	Board Member Green Mountain Care Board (2017-Present), Board Advisor, Healthy Living Market (2017-Present), Board of Trustees, Saint Michael’s College (2015-Present), and Chief Financial Officer, Seventh Generation, Inc. (2012-2016)	2	Trustee, Liberty All-Star Equity Fund (since 2018); Director, BlackRock Capital Investment Corporation (since 2005)

Interested Directors

Name (Year of Birth) and Address*	Position With the Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director***	Other Directorships Held
Edmund J. Burke (1961)**	Director since 2006, Term expires 2021	Chief Executive Officer and Retired. Formerly, President of ALPS Holdings, Inc., and ALPS Advisors, Inc. (2001-2019), and Director of ALPS Distributors, Inc. (2000-2019), ALPS Fund Services, Inc., ( 2000-2019) and ALPS Portfolio Solutions Distributor, Inc. (2013-2019).	29	Trustee (since 2009) - Financial Investors Trust, Trustee (since 2004) - Clough Global Dividend and Income Fund, Trustee (since 2006) - Clough Global Equity Fund, Trustee -Clough Global Opportunities Fund, Trustee -Clough Funds Trust (since 2015), and Trustee ALPS ETF Trust (since 2017).Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address for all Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000; Denver, CO 80203.

**	Mr. Burke is an “interested person” of the Fund as defined in the Investment Company Act, because he was formerly the CEO and President of ALPS Holdings, Inc.

***	The “Fund Complex” for the Fund includes the Fund, Liberty All-Star Equity Fund, and any registered investment company advised by AAI or any registered investment company sub-advised by Congress Asset Management Company, LLP, Sustainable Growth Advisers, L.P. and Weatherbie Capital, LLC.

Officers

Name (Year of Birth) and Address *	Position with the Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. (1952)	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Funds as defined under the 1940 Act.
Mark T. Haley, CFA (1964)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.
Kimberly R. Storms (1972)	Treasurer	2013	Director of Fund Administration (since 2004) and Senior Vice President of ALPS Fund Services, Inc. (since 2009). Ms. Storms is currently Treasurer of Liberty All-Star Equity Fund, Financial Investors Trust and ALPS Series Trust. Ms. Storms is deemed an affiliate of the Funds as defined under the 1940 Act.

Name (Year of Birth) and Address *	Position with the Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Matthew Sutula (1985)	Chief Compliance Officer	2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”). Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Because of his position with ALPS, Mr. Sutula is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Sutula is also Interim Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc. and Liberty All-Star Equity Fund.
Sareena Khwaja-Dixon (1980)	Secretary	2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Secretary of Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Clough Funds Trust and Assistant Secretary of Financial Investors Trust. Ms. Khwaja-Dixon is deemed an affiliate of the Funds as defined under the 1940 Act.
Jennifer A. Craig (1973)	Assistant Secretary	2017	Ms. Craig joined ALPS in 2017 and is currently Assistant Vice President and Paralegal Manager of ALPS. Ms. Craig is also Assistant Secretary of Liberty All-Star Equity Fund, Financial Investors Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund and Principal Real Estate Income Fund. Ms. Craig is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.

Role of the Board of Directors

The Board, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Brock, the Chairman of the Board (“Chairman”), is an Independent Director. The Directors also complete an annual self-assessment during which the Directors review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board and in between Board meetings to generally act as the liaison between the Board and the Fund’s officers, attorneys and various other service providers, including but not limited to, the Fund’s investment advisor, administrator and other such third parties servicing the Fund.

The Board has two standing committees, each of which enhances the leadership structure of the Board: the Audit Committee and the Nominating and Governance Committee. The Audit Committee and Nominating and Governance Committee are each chaired by, and composed of, members who are Independent Directors.

Audit Committee

Messrs. Brock, Gaspari, Irvin and Neuhauser and Ms. Usifer (Committee Chair) are members of the Audit Committee of the Fund. The Fund’s Audit Committee is comprised only of members who are “Independent Directors” (as defined in the NYSE Listing Standards for Directors/directors of closed-end investment companies) of the Fund and who are also not “interested persons” (as defined in the Investment Company Act) of the Fund. The Board of Directors has determined, in accordance with NYSE Listing Standards, that each member of the Audit Committee is financially literate and that one of its members has prior accounting experience or related financial management expertise.

The Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee’s structure, duties and powers, and methods of operation. The principal functions of the Audit Committee are to assist the Board of Directors’ oversight of: (1) the integrity of the Fund’s financial statements; (2) the Fund’s compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the independent accountants); (4) the performance of AAI’s internal audit function; and (5) the performance of the independent accountants. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

Nominating and Governance Committee

The Fund’s Nominating and Governance Committee of the Board of Directors (“Committee”) is comprised of six independent Director namely Messrs. Brock, Gaspari, Irvin, Neuhauser (Committee Chair) and Ms. Usifer. The Committee operates pursuant to a Committee Charter (the “Charter”) that was most recently reviewed and approved by the Committee on March 21, 2019. The Committee met two times during the fiscal year ended December 31, 2019. The Charter states that meetings will be held on an as-needed basis, but no less than annually. The Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created, and to evaluate the effectiveness of the Board in governing and overseeing the management of the Fund.

The Committee will consider Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of shareholders. Shareholders wishing to recommend candidates to the Committee should submit such recommendations to the Secretary of the Fund at 1290 Broadway, Suite 1000, Denver, CO 80203, who will forward the recommendations to the Committee for consideration. Shareholders wishing to nominate a candidate to be considered at an annual or special meeting must provide timely notice to the Fund and be entitled to vote on the nominee at the time notice is given. All information packages regarding a candidate that are satisfactorily completed in accordance with the Committee’s Charter will be forwarded to the full Board for consideration. Recommendations for candidates will be evaluated in light of whether the number of Directors of the Fund is expected to be increased and in light of anticipated vacancies. The Committee has the sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. The Committee Charter (which is available at www.all-starfunds.com) includes Independent Director qualifications and criteria that the Committee will assess in determining whether it will consider a shareholder’s submission. In addition, the By-Laws of the Fund contain detailed requirements regarding qualifications for Independent Directors and information that must be included with any nomination for Independent Director or shareholder proposal.

The following are some of the requirements and criteria in the Committee Charter and By-Laws:

(a)	The nominee must satisfy all qualifications provided under the Committee Charter and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(b)	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

(c)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(d)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(e)	The nominee may not be an executive officer, Director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(f)	The nominee may not control (as that term is defined under the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g)	A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

The following is a summary of requirements in the Fund’s By-Laws that must be provided to the Fund regarding the shareholder or shareholder group submitting a proposed nominee and that will be considered by the Committee:

(a)	Information on the proposed nominee, including name, address, age and occupation

(b)	Information on shares owned beneficially and of record.

(c)	Descriptions of any agreements, arrangements, or understandings (including profit interest or options) involving the Proposed Nominee and any other shareholder of record or beneficially.

(d)	A description of all commercial and business relationships and all transactions the Proposed Nominee has had with any other shareholder of record or beneficially.

(e)	A representation that the Proposed Nominee will qualify as a non-interested Director under Section 2(a)(19) of the Investment Company Act of 1940 and rules thereunder.

(f)	A representation that the Proposed Nominee meets the Director Qualifications set forth on Article II of the Fund’s By-laws.

(g)	Such other information requested by the Committee required to be disclosed in a proxy statement.

(h)	Written consent of the Proposed Nominee to being named a nominee and to serving as a Director.

(i)	A certificate that the Proposed Nominee will not become a party to any agreement, arrangement or understanding not disclosed to the Fund.

The nominee must provide to the Committee all information requested by the Committee that is related to the requirements and criteria in the Committee Charter and By-Laws.

When considering prospective nominees, the Committee may consider, among other things, a prospective nominee’s general experience, qualifications, attributes and such other qualifications as the Committee may deem appropriate from time to time. These qualifications may include whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets or investment advice. For candidates to serve as Independent Directors, independence from the Fund’s investment advisor, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Committee will evaluate whether a candidate is an “interested person” under the 1940 Act. The Committee will also consider whether a prospective candidate’s workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs. In considering nominees, the Committee will also consider the diversity of the Board with respect to professional experience, education, skill and viewpoint.

The Committee will initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Independent Director by telephone to discuss the position; if there appears to be sufficient interest, an in-person meeting with one or more Independent Directors will be arranged. If the Committee, based on the results of these contacts, believes it has identified a viable candidate, it will air the matter with the full Board for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

Oversight of Risk Management

Consistent with their responsibility for oversight of the Fund, the Board oversees the management of risks relating to the administration and operation of the Fund. AAI, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately consider potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through the Audit Committee and through the Board members who are not Independent Directors. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Fund.

In general, the Fund’s risks include, among others, investment performance and investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Fund. In addition, under the general oversight of the Board, AAI and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, AAI, as the Fund’s investment manager, oversees and regularly monitors the investments, operations and compliance of the Fund’s Portfolio Managers.

The Board also oversees risk management of the Fund through review of regular reports, presentations and other information from officers of the Fund and other persons. Senior officers of the Fund, senior officers of AAI and the Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from AAI with respect to the investments and securities trading activities of the Fund, as well as the premium or discount to net asset value at which the Fund’s shares are trading on the NYSE. In addition to regular reports from AAI, the Board receives reports regarding other service providers to the Fund, either directly or through AAI or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from AAI in connection with the Board’s consideration of the renewal of the Fund’s agreements with AAI and the Portfolio Managers.

Senior officers of the Fund and senior officers of AAI also report regularly to the Fund’s Audit Committee on valuation matters and on the Fund’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Fund’s auditors on internal control and financial reporting matters. On at least a quarterly basis, the Independent Directors meet with the Fund’s CCO to discuss matters relating to the Fund’s compliance programs. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2019 (i) in the Fund, and (ii) in all funds overseen by the Director in the Family of Investment Companies.

Name of Director	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Director in Family of Investment Companies*
Disinterested Directors
Thomas W. Brock	Over $100,000	Over $100,000
George R. Gaspari	$10,001 - $50,000	$10,001 - $50,000
Milton M. Irvin	$10,001 - $50,000	$10,001 - $50,000
John J. Neuhauser	$1 - $10,000	$50,001 - $100,000
Maureen K. Usifer	$10,001 - $50,000	$50,001 - $100,000
Interested Director
Edmund J. Burke	None	None

*	“Family of Investment Companies” includes the Fund and All-Star Equity Fund.

Independent Director Transactions/Relationships with Fund Affiliates

As of December 31, 2019, neither the Independent Directors nor members of their immediate families owned securities, beneficially or of record, of the Advisor, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Advisor. In addition, over the past five years, neither Independent Directors nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor or any of its affiliates. Further, during each of the last two fiscal years, neither Independent Directors nor members of their immediate families have conducted any transactions (or series or transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Advisor or any of its affiliates was a party.

Approving the Investment Advisory Contracts

A discussion of the factors considered by the Board of Directors in approving the current Fund Management Agreement and Portfolio Management Agreements will be included in the Fund’s semi-annual shareholder report for the year ended December 31, 2019.

General

The Board of Directors is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the annual meeting of shareholders (or special meeting in lieu thereof) each year or such later date as his successor shall have been elected and shall have qualified. The Fund holds annual meetings of shareholders to vote on, among other things, the election or re-election of the Directors whose terms are expiring with that meeting. Unless each is elected at that meeting, the term of office of Mr. Irvin and Ms. Usifer will expire upon the final adjournment of the 2020 annual meeting; the term of office of Messrs. Burke and Gaspari will expire upon the final adjournment of the 2022 annual meeting; and the term of office of Messrs. Brock and Neuhauser will expire upon the final adjournment of the 2021 annual meeting. The Fund’s Directors are also Trustees of Liberty All-Star Equity Fund, another closed-end multi-managed fund managed by AAI.

Director Compensation

The following table shows, for the year ended December 31, 2018, the compensation received from the Fund by each Director, and the aggregate compensation paid to each Director for service on the Boards of funds within the Fund Complex. The Fund has no bonus, profit sharing or retirement plans.

Compensation Table

	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex*
Disinterested Directors
Thomas W. Brock	$14,610	$57,500
George R. Gaspari	$10,020	$39,000
Milton M. Irvin	$1,075	$4,500
John J. Neuhauser	$10,494	$41,000
Maureen J. Usifer**	$8,725	$33,500
Interested Director
Edmund J. Burke	None	None

*	The Fund Complex consists of the Fund and the Liberty All-Star Equity Fund.

Codes of Ethics

AAI and the Fund have each adopted a code of ethics governing personal securities transactions. Under AAI’s code of ethics, AAI employees may purchase and sell securities (including securities held or eligible for purchase by the Fund), subject to certain pre-clearance and reporting requirements and other procedures. The Fund’s code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. However, the Fund’s code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

The codes of ethics can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic mail at info@sec.gov.

Proxy Voting Policy

The Fund has delegated to AAI (and not the Portfolio Managers) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility, the Board of Directors reviewed and approved the policies and procedures adopted by AAI. These include the procedures that AAI follows when a vote presents a conflict between the interests of the Fund and its shareholders and AAI, its affiliates, its other clients, or other persons. AAI’s proxy voting guidelines and procedures applicable to the Fund are included in this Statement of Additional Information as Appendix A-1.

Investment Advisory and Other Services

As stated under “Management of The Fund” in the Prospectus, ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, is the Fund’s investment advisor. Pursuant to its Fund Management Agreement with the Fund, AAI implements and operates the Fund’s multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Fund’s assets, subject to the Fund’s investment objectives and policies and any directions of the Board of Directors. AAI recommends to the Board of Directors the investment management firms (currently three) for appointment as Portfolio Managers of the Fund.

The names and addresses of the Fund’s current Portfolio Managers are as follows:

Congress Asset Management Company, LLP

2 Seaport Lane

Boston, MA 02210

Sustainable Growth Advisers, LP

301 Tresser Boulevard

Stamford, CT 06901

Weatherbie Capital, LLC

265 Franklin Street

Boston, MA 02110

AAI

As described under “Management of The Fund” in the Prospectus, the Fund pays AAI a fund management fee for its investment management services (from which AAI pays the Portfolio Managers’ fees).

For the years ended December 31, 2019, 2018 and 2017, the total fund management fees paid to AAI were $1,753,896, $1,326,660, and $1,127,974, respectively, of which an aggregate of $876,948, $663,331, and $564,079, respectively, was paid to the Portfolio Managers.

The Fund’s current Fund Management Agreement and each of the Fund’s Portfolio Management Agreements provide that they will continue in effect until May 31, 2020, except that the Portfolio Management Agreement with Sustainable Growth Advisors, LP will continue in effect until July 1, 2020. The Fund’s current Fund Management Agreement and each of the Fund’s Portfolio Management Agreements will continue in effect thereafter so long as such continuance is specifically approved annually by (a) the Board of Directors or (b) a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act),, provided that, in either event, the continuance is also approved by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Disinterested Directors”), AAI or the Portfolio Managers by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund’s Management Agreement may be terminated on 60 days written notice by either party, and the Portfolio Management Agreements may be terminated on 30 days’ notice by any party, and any such agreements will terminate automatically if assigned.

The Fund, AAI and the Portfolio Managers have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. Copies of the Codes of Ethics of the Fund and AAI can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR database on the SEC’s Internet site at www.sec.gov, or may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Portfolio Managers

Congress Asset Management Company, LLP (“Congress”)

Management. The portion of the Fund allocated to Congress is managed by Todd Solomon, CFA, Senior Vice President and Daniel Lagan, CFA, Chief Executive Officer, Chief Investment Officer.

Todd Solomon, CFA, Senior Vice President, Portfolio Manager

Todd joined Congress Asset Management in 2001. He is a member of Congress Asset Management’s Investment Oversight Committee and Chairs the Mid Cap Growth Committee, which was named the 2015 Small/Mid Cap SMA of the year by Investment Advisor Magazine and Envestnet. He has 22 years of investment experience, spanning both equity research and portfolio management. Previously, he has held positions at US Trust Company, Fidelity Management and Research Co, and the Pioneer Group, Inc. He is a CFA charterholder, and member of the Boston Security Analysts Society (BSAS.) Education: MBA; New York University; BA; Georgetown University

Daniel Lagan, CFA, CEO, Chief Investment Officer

Mr. Lagan joined Congress Asset Management in 1989. He is the firm’s Chief Investment Officer, a position he has held since 2005. He chairs both the firm’s Investment Oversight Committee and Large Cap Growth Investment Committees. As CEO, he is responsible for all business aspects of the company, with the senior managers of operations, sales, and investments reporting to him. Prior to being named as CEO in 2013, he was the firm’s President for 17 years. He is a CFA charterholder, and a member of the Boston Security Analysts Society (BSAS) and the CFA Institute. Education: MBA; Boston College BA; St. Michael’s College

Other Accounts. The table below provides information regarding the other accounts managed by Todd Solomon and Daniel Lagan as of December 31, 2018:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Todd Solomon, CFA
Registered Investment Companies	1	$931,479,253	0	N/A
Other pooled investment vehicles	0	$0	0	N/A
Other accounts	43	$610,170,533	0	N/A

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Daniel Lagan, CFA
Registered Investment Companies	1	$272,482,772	0	N/A
Other pooled investment vehicles	0	$0	0	N/A
Other accounts	57	$286,596,242	0	N/A

Compensation Structure. Mr. Todd Solomon and Mr. Daniel Lagan’s compensation consists of the following:

Congress Asset Management Company, LLP has a core investment team in place and high employee retention due to a generous compensation structure, collaborative culture and career advancement opportunities.

Congress utilizes a team approach to the investment process. Because of this, the firm’s compensation plan is intended to reward all employees equitably based on the firm’s investment performance and financial profitability. Our compensation plan aims to accurately reflect our investment and financial success through three methods:

1.	Competitive base salary: This is the basis on which all other incentives are calculated.

2.	Bonus plan up to 50% of base salary based on the following criteria:

●	Investment performance for fixed income and equity products
●	Growth in firm assets under management
●	Growth in profitability
●	Management discretion based on individual performance

3.	Equity Bonus Plan: Since 1990, Congress Asset Management Company, LLP has used an Equity Bonus Plan to allow all participating employees to directly benefit from the long term growth and profitability of the company. This deferred compensation plan is tied to the operating income of the company.

Ownership by Portfolio Manager. None

Material Conflicts of Interest. None

Sustainable Growth Advisers, LP (“SGA”)

Management. Kishore D. Rao is a principal, portfolio manager and a member of the Investment Committee. Prior to joining SGA in 2004, Kishore was a member of the investment team at Trident Capital, a venture capital firm managing a portfolio of software, technology, and business service companies. He had been Founder and General Manager of the Street Events division of CCBN, which was a Trident Capital portfolio company before it was sold to Thomson Reuters. Previously, Kishore was an Investment Analyst at Tiger Management following healthcare services and software companies and an Analyst at Wellington Management following semiconductor equipment. Kishore has a BS in Industrial Management from Carnegie Mellon University and an MBA from Harvard Business School.

Education:

Carnegie Mellon – BS in Industrial Management

Harvard Business School – MBA

Gordon M. Marchand, CFA, CIC, CPA - Principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the firm’s Advisory Board and serves as the firm’s Chief Financial Officer. Prior to founding Sustainable Growth Advisers, Gordon was an executive officer, a member of the Board of Directors and Investment Policy Committee of Yeager, Wood & Marshall, Inc. which he joined in 1984. He also served as the firm’s Chief Financial and Operating Officer. Gordon began his career as a CPA for Grant Thornton Int’l and a management consultant for Price Waterhouse.

Education:

Georgetown University – BS; University of Massachusetts/Amherst – MBA

Oxford University Management Center – Graduate Study

Robert L. Rohn – Principal, co-founder, portfolio manager and chair of the firm’s Investment Committee. He is also a member of the firm’s Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co. During Rob’s twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as Chairman of the firm’s Management Committee. From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth-oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management. Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance.

Education:

Dartmouth College – BA (Cum Laude);

Harvard Business School – MBA

Other Accounts. The table below provides information about the other accounts managed by Messrs. Fraise, Rohn and Marchand, as of December 31, 2018:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Kishore D. Rao
Registered Investment Companies	6	$4,088	0	n/a
Other Pooled Investment Vehicles	16	$2,609	0	n/a
Other Accounts	64	$3,754	1	$54

Robert L. Rohn
Registered Investment Companies	6	$4,088	0	n/a
Other Pooled Investment Vehicles	16	$2,609	0	n/a
Other Accounts	65	$3,754	1	$54

Gordon M. Marchand
Registered Investment Companies		$4,088	0	n/a
Other Pooled Investment Vehicles	17	$2,698	0	n/a
Other Accounts	64	$3,754	1	$54

Compensation Structure. SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

Ownership by Portfolio Manager. None

Material Conflicts of Interest. None

Weatherbie Capital LLC (“Weatherbie”)

Matthew A. Weatherbie, CFA, CEO, Co-Chief Investment Officer, is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie.

Matt Weatherbie founded Weatherbie Capital, LLC in November 1995 and is Chief Executive Officer and Co-Chief Investment Officer of Weatherbie Capital. Matt is a Portfolio Manager on the Alger SMid Cap Focus Fund and the Weatherbie Specialized Growth Strategy. Matt has 45 years of investing experience. Prior to founding Weatherbie Capital, Matt was Managing Director and the Portfolio Manager of the Putnam Voyager Fund from October 1983 through April 1995 at Putnam Investments. Under his management, Voyager grew from $200 million to over $5 billion in assets. He was also founding Chief Investment Officer of Putnam’s Specialty Growth Equities Group, responsible for all of the firm’s aggressive growth investments. Prior to his tenure at Putnam, Matt was a securities analyst and portfolio manager at MFS Investment Management in Boston. Matt graduated from the University of Toronto and received his M.B.A. from Harvard Business School. He is a CFA charterholder and is a member of both the CFA Society Boston and the CFA Institute. Matt is a member and past chair of the investment committee of the Museum of Fine Arts, Boston.

George Dai, Ph.D., Senior Managing Director, Co-Chief Investment Officer, is the lead co-manager responsible for managing the portion of the Fund allocated to Weatherbie.

George Dai is Senior Managing Director and Co-Chief Investment Officer of Weatherbie Capital. George is a Portfolio Manager on the Alger SMid Cap Focus Fund, Alger Dynamic Opportunities Fund, and the Weatherbie Specialized Growth Strategy and the Weatherbie Long/Short Strategy. Additionally, George maintains research responsibilities in the diversified business services, healthcare, and technology areas. George joined Weatherbie Capital in March 2001 and has 20 years of investment experience. Prior to joining Weatherbie, he was an equity analyst with 1838 Investment Advisors. George received his MBA from the Wharton School, University of Pennsylvania, (Director’s List), and his Ph.D. in chemistry from Johns Hopkins University. Previously, he earned a B.S. from the University of Science and Technology of China and was a pharmaceutical research scientist at Procter & Gamble. George is a prized Bridge player, and he holds four U.S. patents.

Joshua D. Bennett, CFA, Senior Managing Director, Director of Research, is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie.

Josh Bennett is Senior Managing Director and Director of Research at Weatherbie Capital. Josh is a Portfolio Manager on the Alger SMid Cap Focus Fund and the Alger Dynamic Opportunities Fund, and is a Portfolio Manager on the Weatherbie Specialized Growth Strategy and the Weatherbie Long/Short Strategy. Josh also has research responsibilities in the consumer, industrials, and diversified business services sectors. Josh joined Weatherbie Capital in July 2007 and has 18 years of investment experience. Prior to joining Weatherbie, Josh was an Equity Research Analyst at MFS Investment Management in Boston where he focused on the Aerospace/Defense and Transportation sectors. Josh also has previous experience with Fidelity Investments as a High Yield research associate. Josh received his MBA from the Tuck School of Business at Dartmouth (Edward Tuck Scholar with Distinction) and earned a B.A. in economics (Summa Cum Laude) from Wheaton College (IL). Josh is a CFA charterholder and is a member of both the CFA Society Boston and the CFA Institute. Josh is a Trustee and member of the Investment Committee at Lexington Christian Academy (Lexington, MA), and is also a member of the Investment Committee of Christian Camps & Conferences.

Other Accounts. As of December 31, 2018, this team was responsible for the portfolio management of the following types of accounts in addition to the Fund:

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Weatherbie Capital, LLC				N/A
Registered Investment Companies	3	$335	0	N/A
Other pooled investment vehicles	3	$169	2	$150
Other accounts	25	$771	1	$79
Matthew A. Weatherbie
Registered Investment Companies	2	$288	0	N/A
Other pooled investment vehicles	1	$125	1	$125
Other accounts*	24	$770	1	$79
George Dai
Registered Investment Companies*	3	$335	0	N/A
Other pooled investment vehicles*	2	$44	1	$25
Other accounts*	24	$770	1	$79
Joshua D. Bennett
Registered Investment Companies*	3	$335	0	N/A
Other pooled investment vehicles*	2	$44	1	$25
Other accounts*	24	$770	1	$79

*	Accounts are managed on a team basis.

COMPENSATION STRUCTURE.

Weatherbie Capital follows a merit-based investment culture which rewards analysts and portfolio managers for successful investment ideas and overall performance that benefit our client’s portfolios. There are multiple components to the Weatherbie compensation plan, detailed as follows:

a.	Base salary: As determined by Matt Weatherbie, CEO of Weatherbie Capital, LLC, with final approval by Alger CEO, Dan Chung.

b.	Bonus (Weatherbie Bonus Pool): An annual bonus pool equal to a specific percentage of the operating profits of Weatherbie Capital. Target amounts for employees for participation in the pool are established annually by Matt Weatherbie with final approval by Dan Chung. Weatherbie Capital employees are eligible for inclusion in this pool based upon:

i.	Their expected and actual contributions to the absolute and relative performance as analysts and portfolio managers.

ii.	Subjective criteria, such as contributions to the overall organization.

c.	Bonus (Sub-Advisory Pool): A bonus pool tied to the fees earned from the Alger mutual funds sub-advised by Weatherbie Capital. Target amounts for employees for participation in the pool are established annually by Matt Weatherbie with final approval by Dan Chung. Weatherbie Capital employees are eligible for inclusion in this pool based upon:

i.	Their expected and actual contributions to the absolute and relative performance as analysts and portfolio managers.

ii.	Subjective criteria, such as contributions to the overall organization.

d.	Bonus (Weatherbie Partners Pool) A bonus pool tied to allocation of a portion of the “earn-out” payments from Alger Associates, Inc. to Matt Weatherbie

i.	Initial allocations have been made to George Dai, Ph.D. and Josh Bennett, CFA

ii.	Future allocations and amounts determined by Matt Weatherbie in his sole discretion.

e.	The Alger Profit Participation Plan:

i.	The Plan gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the Firm. The awards are invested in Alger mutual funds and have a four-year vesting schedule. The total award earned can increase or decrease with Alger's investment and Alger’s earnings results over the four-year period.

Amounts are determined by Matt Weatherbie with final approval by the Board of Directors of Alger Associates, Inc.

OWNERSHIP BY PORTFOLIO MANAGER: None

MATERIAL CONFLICTS OF INTEREST: None

Description of Certain Material Conflicts of Interest

Material conflicts of interest may arise when an individual with day-to-day management responsibilities for the Fund also manages other funds or accounts. (Information regarding other funds, pooled investment vehicles and accounts managed by the Portfolio Managers is set forth in tables above.) These potential material conflicts of interest include the following conflicts:

Allocation of Limited Investment Opportunities. From time to time an investment opportunity that is suitable for multiple funds and/or accounts may be limited. In such circumstances the opportunity will have to be allocated among the funds and/or accounts managed by a portfolio manager, decreasing the Fund’s ability to participate in the investment opportunity.

Time and Focus. A portfolio manager who manages several funds and/or accounts may not devote equal time and attention to all of these funds and/or accounts. This may adversely affect the portfolio manager’s performance with respect to the funds and/or accounts to which he or she devotes less time.

Broker-Dealer Selection. Some broker-dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in higher brokerage fees. (See “Portfolio Security Transactions” below.) These services may benefit certain funds or accounts more than others. Although the payment of commissions is subject to the requirement that a portfolio manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Compensation Differences. To the extent a fund or account compensates a portfolio manager (either directly or indirectly by paying the portfolio manager’s firm) more than other funds or accounts, the portfolio manager might have an economic incentive for certain funds or accounts to succeed more than others. This may be the case where an advisory fee is greater, where a fund or account pays a performance-based fee or where the portfolio manager or his or her firm has an interest in the fund or account.

Additional Business. AAI, the Portfolio Managers or their affiliates may provide more service for some funds or accounts than for others. For example, an affiliate may provide distribution, recordkeeping or administration services for one fund but not for others. This may result in a portfolio manager benefiting, either directly or indirectly, from some funds over others.

Each of the Portfolio Managers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

None of the Portfolio Managers’ own any equity securities issued by the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

●	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

●	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

●	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

●	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a Portfolio Manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the advisor’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between the Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Portfolio Manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

AAI or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Portfolio Manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at AAI, including each Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by AAI.

Each Portfolio Manager has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the year ended December 31, 2018 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Additional Information About Net Asset Value

For purposes of determining the net asset value of the Fund’s common shares, exchange-traded options are valued at the last reported sale price at the close of the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last reported bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported bid and asked prices. Forward currency contracts are valued at the mean between reported bid and asked prices. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices.

Generally, the Fund completes its trading in foreign securities (if any) each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value of the Fund’s common shares generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

Portfolio Security Transactions

Each Portfolio Manager has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of the Fund’s portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The Portfolio Management Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Fund.

The Portfolio Managers are authorized to cause the Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under their Portfolio Management Agreements with the Fund and AAI, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Fund, are authorized to consider (and AAI may request them to consider) brokers or dealers that provide to AAI, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to AAI include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by AAI in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies.

AAI from time to time reaches understandings with each of the Portfolio Managers as to the amounts of the Fund’s portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers that provide or make available research products and services to AAI and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Fund does not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for portfolio transactions initiated by it, the Portfolio Managers are permitted to place portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker’s commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Fund’s procedures adopted pursuant to Rule 17e-1 under the 1940 Act.

During 2018, 2017 and 2016, the Fund paid total brokerage commissions of $_____, $62,655 and $191,399, respectively. Approximately $______, $21,052 and $149,148, respectively, of the commissions paid in 2018, 2017 and 2016 on transactions aggregating approximately $______, $34,703,426 and $168,307,639, respectively, were paid to brokerage firms that provided or made available to the Portfolio Managers or to AAI research products and services as described above.

Taxes

The following discussion, based on the advice of K&L Gates LLP, counsel to the Fund, is a brief general summary of certain material federal income tax considerations affecting the Fund and its shareholders with respect to the purchase, ownership, and disposition of Fund shares. It is based on the Internal Revenue Code of 1986, as amended (“Code”), the regulations thereunder, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as in effect on the date of this SAI and all of which are subject to change or differing interpretations (possibly with retroactive effect); no assurance can be given that future legislation, regulations, administrative pronouncements, and/or court decisions will not significantly change applicable law and materially affect the conclusions expressed herein, and any such change could be applied retroactively. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to shareholders who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, insurance companies, brokers and dealers in securities or currencies, certain securities traders, persons holding Fund shares as part of a straddle or other integrated transaction, tax-exempt organizations, qualified pension and profit-sharing plans, individual retirement accounts and plans, certain other tax-deferred accounts, U.S. expatriates, persons with a functional currency” other than the U.S. dollar, persons subject to the federal alternative minimum tax, and foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. shareholder and that you hold Fund shares as capital assets. For purposes hereof, a “U.S. shareholder” means a beneficial owner of Fund shares that, for federal income tax purposes, is a “United States person” (as defined in the Code), that is (1) an individual who is a citizen or resident of the United States, (2) a corporation or partnership (or other entity classified as such for federal tax purposes) created or organized in the United States or under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate the income of which is subject to federal income tax regardless of its source, or (4) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a United States person. If a partnership holds Fund shares, the federal income tax treatment of a partner in the partnership generally will depend on the partner’s status and the activities of the partnership. Partners of partnerships that hold Fund shares should consult their own tax advisors.

No ruling has been or will be sought from the IRS regarding any matter discussed in this SAI. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment therein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information discussed below.

Tax matters are complicated, and the tax consequences of an investment in and holding Fund shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local, or foreign tax consequences to you before making an investment in Fund shares.

The Fund has elected to be, and intends to continue to qualify each taxable year for treatment as, a “regulated investment company” under the Code (a “RIC”). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryovers) and foreign currency gains, if any, in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC, which includes satisfying the above-mentioned distribution requirement, the Fund will not be subject to federal income tax on net income and net realized gains it distributes to its shareholders.

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted), and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, “wash sale,” short sale, and other rules), the effect of which may be to accelerate income to the Fund, defer losses, cause adjustments in the holding periods of securities it holds, convert capital gain to ordinary income, and convert short-term capital losses to long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts to enable it to maintain its RIC status.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) -- except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- in which the Fund invests may be subject to Code section 1256 (collectively, “section 1256 contracts”). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the distribution requirement applicable to RICs (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain (the excess of net long-term capital gain over net short-term capital loss) the Fund recognizes, without in either case increasing the cash available to it. Section 1256 contracts also are marked-to-market for purposes of the 4% excise tax described in the Prospectus.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions thereof will not be eligible for the 15%/20% maximum federal income tax rates on “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) described in the Prospectus.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the distribution requirement and avoid imposition of the 4% excise tax mentioned in the Prospectus -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

Taxation of Shareholders

All or a portion of a loss realized on a disposition of the Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other Fund shares within the period beginning 30 days before the disposition of the loss shares and ending 30 days after such disposition. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

If the aggregate “qualified dividend income” (as defined in the Prospectus) the Fund receives during any taxable year is 95% or more of its gross income, then 100% of its dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income by its individual shareholders. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss (i.e., net capital gain is excluded).

If, as stated in the Prospectus, the Fund retains any net capital gain, it may designate all or part of the retained amount as undistributed capital gains in a notice to its shareholders. If it makes such a designation, it would be required to pay federal income tax at the rate of 21% on the undistributed gain (the “Fund tax”) and each shareholder subject to federal income tax (1) would be required to include in income, as long-term capital gain, the shareholder’s proportionate share of the designated gain (which, in the case of individual shareholders, would be taxed at the maximum federal income tax rate of 15%/20% mentioned in the Prospectus), (2) would be entitled to credit the shareholder’s proportionate share of the Fund tax against his, her or its federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability, and (3) would increase the tax basis in the shareholder’s Fund shares by the difference between the included income and such share of the Fund tax.

As described in the Prospectus, an individual shareholder may be subject to 24% backup withholding if the shareholder fails to provide a correct taxpayer identification number (“TIN”) or certain required certifications. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

Other Information

The Fund is a corporation established under the Corporation Law of the State of Maryland.

The Articles of Incorporation provide that the Directors will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund; but nothing in the Articles of Incorporation protects a Director against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Directors.

The By-laws provide that no person shall serve as a Director if shareholders holding a majority of the outstanding shares entitled to vote on the election of such director have voted to remove him from that office.

The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

Principal Shareholders

As of December 31, 2019, all officers and Directors of the Fund as a group owned less than 1% of the Fund’s outstanding shares.

As of December 31, 2019, the following persons were known to own of record more than 5% of the outstanding securities of the Fund:

Name and Address of Owner	% of Shares Owned

First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

First Trust Advisors L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

The Charger Corporation

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

11.33%(a)
SS&C Technologies Holdings Inc. 80 Lamberton Road Windsor, CT 06095	5.65%
RiverNorth Capital Management, LLC 325 N. LaSalle Street Chicago, IL 60654-7030	5.98%

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their schedule 13G jointly and did not differentiate holdings as to each entity.
(b)	The table above shows 5% or greater shareholders’ ownership of Shares as of December 31, 2019. The information contained in this table is based on Schedule 13G/13D and Form 4 filings made on or before December 31, 2019.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP is the Fund’s independent registered public accounting firm, providing audit and tax services to the Fund.

Custodian; Transfer Agent; Dividend Paying Agent and Registrar

State Street Bank and Trust Company (the “Custodian”), One Lincoln Street, Boston, Massachusetts 02111, is the custodian of the portfolio securities and cash of the Fund. As such, the Custodian holds the Fund’s portfolio securities and cash in separate accounts on the Fund’s behalf and receives and delivers portfolio securities and cash in connection with portfolio transactions initiated by the Fund’s Portfolio Managers, collects income due on the portfolio securities and disburses funds in connection with the payment of distributions and expenses.

Computershare Trust Company, N.A., P.O. Box 505000, Louisville, Kentucky 40233, serves as the Fund’s transfer agent, dividend paying agent, and registrar.

Financial Statements

Deloitte & Touche LLP(“Deloitte”) served as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2018. The annual audited financial statements incorporated by reference in this Statement of Additional Information have been so incorporated, and the financial highlights in the Prospectus have been so included, in reliance upon the report of Deloitte given upon their authority as experts in accounting and auditing. The audited financial statements contained in the Fund’s Annual Report for the fiscal year ended December 31, 2018 and the unaudited financial statements contained in the Fund’s unaudited Semi-Annual Report for the fiscal period ended June 30, 2019, are incorporated by reference in this Statement of Additional Information.  A copy of the Fund’s Annual Report and unaudited Semi-Annual Report are available on the SEC’s website at www.sec.gov. Copies may also be obtained free of charge by writing to the Fund at its address at 1290 Broadway, Suite 1000, Denver, Colorado 80203 or by calling the Fund toll free at (800) 241-1850.

Appendix A-1

ALPS Advisors, Inc.

Proxy Voting Policy, Procedures and Guidelines

1.	Policy Statement & General Background

a.	Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

b.	Policy Summary

With all advisory clients of AAI currently being investment companies registered under the 1940 Act, any assignment of voting authority over the Funds’ voting securities is typically delegated to AAI as the Funds’ investment adviser, or the Funds’ sub-adviser by the respective Funds’ Board of Trustees/Directors. If the Funds’ day-to-day investment decisions are performed by the Funds’ investment sub-adviser(s), Funds’ Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. For securities in the portfolio of a Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise.

AAI has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings or each investment company’s proxy voting record for 12-month periods ending June 30th.

c.	Policy

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

i.	Proxies will usually not be voted in cases where the security has been loaned from the client’s account and subsequently, AAI determines that the type of proxy issue is not material to shareholders. AAI will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in AAI’s judgment,:

●	the matter to be voted on has critical significance to the potential value of the security in question;
●	the security represents a significant holding and whether the security is considered a long-term holding; and
●	AAI believes it can recall the security in time to cast the vote.

ii.	Proxies will usually not be voted in cases where AAI deems the costs to the client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers who impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section 2.b., Conflicts of Interest, below).

2.	Operating Procedures & Control Activities

Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on:

a.	Proxy Committee

AAI has established a Proxy Committee whose standing members are determined by AAI’s Chief Compliance Officer. These members participate as voting authorities on the Proxy Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

i.	direction of the vote on proposals where there has been a recommendation to the Proxy Committee not to vote according to the predetermined Voting Guidelines (stated in 2.c.i) or on proposals which require special, individual consideration in accordance with Section 2.c.iii.;
ii.	review periodically this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;
iii.	development and modification of Voting Procedures, as stated in Section 2.d., as it deems appropriate or necessary.

b.	Conflicts of Interest

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

c.	Proxy Voting Guidelines

i.	AAI’s Proxy Voting Guidelines – General Practices

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

ii.	Ability to Vote Proxies Other than as Provided by Voting Guidelines

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption. The Proxy Committee may consider the matter including any potential conflicts of interest. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy).

iii.	Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or a an individual client’s guidelines.

●	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

●	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

●	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

●	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

●	Proxies of Investment Company Shares. Proposals on issues other than those provided in Section 2.c.i will be voted on the specific instruction of the Proxy Committee.

●	Executive/Director Compensation. Except as provided in Section 2.c.i, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

●	Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

d.	Voting Procedures

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

i.	AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent. This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

ii.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

iii.	On a daily basis, AAI or designee will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority.

iv.	AAI will complete a Vote Authorization Registration with ISS for any new client, which will describe how ballots will be executed on behalf of the client. In addition, AAI will complete and provide the client’s custodian bank with a Letter of Authorization. The letter will serve as notice that AAI has retained ISS to act as the voting agent for the securities held in the client’s account and will instruct the custodian bank to forward all ballots, meeting notices, and other proxy materials to ISS.

v.	ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

vi.	Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A of these policies and procedures and anytime there is a material change to these guidelines.

●	If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

vii.	Each time that ISS will send AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IX.D.2.c.ii. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

viii.	ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients AAI will receive a report from ISS detailing AAI’s voting for the previous period.

e.	Securities Lending

Each Fund advised by AAI, where authorized by its respective Board, may engage in securities lending transactions, to the extent permitted by the Fund’s investment policies and limitations. The Adviser will be required to monitor for scheduled or anticipated proxy votes relating to securities on loan and determine whether the securities should be recalled from loan on the relevant record date. There may be situations where the Adviser may not be able to recall the security in time to cast the vote.

f.	Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

g.	Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Funds’ Chief Compliance Officer(s), if a material conflict of interest is deemed to have arisen.

h.	Monitoring

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines; and (2) review of the Funds’ N-PX report to ensure that it’s filed in a timely and accurate manner. Additionally, AAI will review ISS’ conflicts of interest policies.

AAI’s Compliance Committee monitors proxy matters for its clients including monitoring material conflicts of interest identified.

i.	Availability of Proxy Policy and Voting Record

A summary disclosure regarding the provisions of this Policy will be available in AAI’s Form ADV, to the extent AAI is required to prepare Part 2 to Form ADV. Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period.

AAI will not selectively disclose its investment company clients’ proxy voting records; rather, AAI will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

●	The name of the issuer of the security;

●	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

●	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

●	The shareholder meeting date;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the issuer or by a security holder;

●	Whether the company cast its vote on the matter;

●	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

●	Whether the company cast its vote for or against management.

j.	Other Recordkeeping Requirements

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

●	Proxy Committee Meeting Minutes and Other Materials (routine oversight matters are discussed within AAI’s Compliance Committee meetings and will be documented within the Compliance Committee’s materials);

●	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations;

●	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms; and

●	Client Communications Regarding Proxy Matters.

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of AAI for the first three years.

Dated: November 29, 2006

Last Amended: December 1, 2017

Appendix A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s (“ISS”) standard benchmark policy which allows ISS to apply the most appropriate underlying guideline for each respective ballot. ISS has created multiple guidelines to cover various markets, including, but not limited to: U.S., Canada, Europe, United Kingdom, Asia, Africa and Australia. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at: http://www.issgovernance.com/policy.

Appendix B

Conflicts of Interest Disclosure Form

PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM

1. Company name:

2. Date of Meeting:

3. Referral Item(s):

4. Description of AAI’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5. Describe procedures used to address any conflict of interest:_________________________________________

Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);
b.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.
c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.	AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

b.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

●	To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

●	To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6. Describe any contacts from parties outside AAI (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned personnel of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:

Title:

PART C - Other Information

Item 25.	Financial Statements and Exhibits

(1)

Financial Statements:

Included in Part A:

Financial Highlights for the fiscal years ended December 31, 2009 through December 31, 2018 (audited) and for the six months ended June 30, 2019 (unaudited)

Included in Part B:

Incorporated by reference in the Statement of Additional Information included herein are the Registrant’s audited financial statements for the fiscal year ended December 31, 2018, notes to such financial statements and the report of independent registered public accounting firm thereon, as contained in the Fund’s Form N-CSR filed with the Securities and Exchange Commission on March 5, 2019.

The unaudited financial statements and notes to such financial statements contained in the Semi-Annual Report for the fiscal period ending April 30, 2019, as contained in the Form N-CSR filed with the Securities and Exchange Commission on September 4, 2019 are also incorporated by reference.

(2)		Exhibits:
	(a)(1)	Articles of Incorporation (1)
	(a)(2)	Articles of Amendment dated April 27, 1989 (1)
	(a)(3)	Articles of Amendment dated May 31, 1991 (1)
	(a)(4)	Articles of Amendment dated November 6, 1995 (1)
	(a)(5)	Articles of Amendment dated April 22, 1999 (2)
	(b)	Amended and Restated By-Laws (3)
	(c)	Not Applicable
	(d)(1)	Form of Specimen Certificate for shares of Common Stock (1)
	(d)(2)	Form of Subscription Certificate*

(d)(3)	Form of Notice of Guaranteed Delivery*
(e)	Automatic Dividend Reinvestment and Cash Purchase Plan Brochure (1)
(f)	Not Applicable
(g)(1)	Management Agreement between Liberty All-Star Growth Fund, Inc. and Liberty Asset Management Company dated May 31, 2018.(5)
(g)(2)	Portfolio Management Agreement between Liberty All-Star Growth Fund, Inc., Liberty Asset Management Company and Congress Asset Management Company, LLP. dated May 31, 2018. (5)
(g)(3)	Portfolio Management Agreement between Liberty All-Star Growth Fund, Inc., Liberty Asset Management Company and Weatherbie Capital, LLC dated May 31, 2018. (5)
(g)(4)	Portfolio Management Agreement between Liberty All-Star Growth Fund, Inc., Liberty Asset Management Company and Sustainable Growth Advisers, LP dated July 1, 2018. (5)
(h)	Not Applicable
(i)	Not Applicable
(j)(1)	Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company dated September 19, 2005. (5)

(k)(1)	Transfer Agency and Service Agreement between Liberty All-Star Growth Fund, Inc., Computershare Trust Company, N.A. and Computershare Inc. dated August 1, 2007. (5)
(k)(2)	Administration, Bookkeeping and Pricing Services Agreement between Liberty All-Star Growth Fund, Inc. and ALPS Fund Services, Inc. dated December 18, 2006. (5)
(k)(3)	Addendum to Administration, Bookkeeping and Pricing Services Agreement between Liberty All-Star Growth Fund, Inc. and ALPS Fund Services, Inc. dated April 9, 2007. (5)
(k)(4)	Form of Subscription Agreement between Liberty All-Star Growth Fund, Inc. and Computershare Trust Company, N.A., Computershare Inc.*
(k)(5)	Form of Information Agent Agreement between Liberty All-Star Growth Fund, Inc. and Georgeson LLC.*

(l)	Opinion and Consent of Counsel*
(m)	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm — Deloitte & Touche LLP*
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)(1)	Code of Ethics of All-Star Growth Fund, Inc. (5)

(r)(2)	Code of Ethics of ALPS Advisors, Inc.(6)

(r)(3)	Code of Ethics of the Principal Executive and Financial Officers of the Fund(6)

(r)(4)	Code of Ethics of Congress Asset Management Company, LLP(6)

(r)(5)	Code of Ethics of Weatherbie Capital, LLC(6)

(r)(6)	Code of Ethics of Sustainable Growth Advisers, LP(5)

(s)	Power of Attorney for: Thomas W. Brock, Edmund J. Burke, George R. Gaspari, Milton M. Irvin, John J. Neuhauser and Maureen K. Usifer dated December 6, 2019.(6)

(1)	Incorporated by reference to the Registration Statement filed with the Commission via EDGAR on or about May 1, 1988.

(2)	Incorporated by reference to the Registration Statement filed with the Commission via EDGAR on or about June 30, 2003.

(3)	Incorporated by reference to the Form NSAR-B filed with the Commission via EDGAR on or about March 1, 2018.

(4)	Incorporated by reference to the Registration Statement filed with the Commission via EDGAR on or about June 30, 2003.

(5)	Incorporated by reference to the Registration Statement filed with the Commission via EDGAR on or about July 20, 2018.

(6)	Incorporated by reference to the Registration Statement filed with the Commission via EDGAR on or about December 9, 2019.

*	Filed herewith.

Item 26.	Marketing Arrangements

Not Applicable.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

Registration Fee	$8,050
New York Stock Exchange listing fee	$33,300
Printing	$15,000
Accounting fees and expenses	$4,500
Legal fees and expenses	$50,000
Information Agent fees and expenses	$15,000
Subscription Agent fees and expenses	$55,000
Miscellaneous	$59,150
Total	$240,000

Item 28.	Persons Controlled By or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities

(1) Title of Class	(2) Number of Record Holders as of 12/31/19
Shares of beneficial interest	10,500

Item 30.	Indemnification

Article X of the Fund’s Articles of Incorporation provides as follows:

To the fullest extent permitted by the Maryland General Corporation Law, as amended from time to time, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted to the Investment Company Act of 1940, as amended from time to time. No amendment to these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

Article V of the Fund’s Amended and Restated By-Laws provides as follows:

SECTION 1. Indemnification of Directors and Officers. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is required or permitted by the General Laws of the State of Maryland now or hereafter in force. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent, or fiduciary of another corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan to the fullest extent consistent with law.

The indemnification and other rights provided by this Article V shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, and administrators of such a person. This Article V shall not protect any such a person against any liability to the Corporation or any security holder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office (“disabling conduct”).

     SECTION 2. Advances. Any current or former director or officer of the Corporation claiming indemnification within the scope of this Article V shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him or her in connection with proceedings to which he or she is a party in the manner and to the fullest extent permissible under the 1940 Act and Maryland law. The person seeking indemnification shall provide to the Corporation a written affirmation of his or her good-faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his or her undertaking, (b) the Corporation is insured against losses arising by reason of the advance, or (c) a majority of a quorum of directors of the Corporation who are neither “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“disinterested non-party directors”), or independent legal counsel in a written opinion, shall have determined, based in a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     SECTION 3. Procedure. At the request of any person claiming indemnification under this Article V, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the 1940 Act and Maryland law, whether the standards required by this Article V have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

     SECTION 4. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract subject to any limitations imposed by the 1940 Act.

     SECTION 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees, and agents by resolution, agreement, or otherwise. The indemnification provided by this Article V shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise.

     SECTION 6. Amendments. No amendment of these By-Laws shall affect any right of any person under this Article V based on any event, omission, or proceeding prior to the amendment.

Item 31.	Business and Other Connections of Investment Adviser

ALPS Advisers, Inc., the Registrant’s Investment Adviser, was incorporated April 2, 2001 and is primarily engaged in the corporate administration of and the provision of multi-management services for the Registrant and Liberty All-Star Growth Equity, another multi-managed closed-end investment company. Information regarding ALPS Advisers, Inc. and its officers and directors is set forth in the Prospectus, in the Statement of Additional Information and in its Form ADV (File No. 801-67135) filed with the Commission and is incorporated herein by reference.

The Registrant allocates its portfolio assets among three Portfolio Managers recommended by its Investment Adviser and approved by the Board of Trustees.

Congress Asset Management Company, LLP serves as a Portfolio Manager for the Registrant. Information regarding Congress Asset Management Company, LLP is set for in the Prospectus and Statement of Additional Information and in its Form ADV (File No. 801-23386) filed with the Commission and is incorporated by reference.

Sustainable Growth Advisers, LP serves as a Portfolio Manager for the Registrant. Information regarding Sustainable Growth Advisers, LP is set for in the Prospectus and Statement of Additional Information and in its Form ADV (File No. 801-62151) filed with the Commission and is incorporated by reference.

Weatherbie Capital, LLC serves as a Portfolio Manager for the Registrant. Information regarding Weatherbie Capital, LLC is set for in the Prospectus and Statement of Additional Information and in its Form ADV (File No. 801-50672) filed with the Commission and is incorporated by reference.

Item 32.	Location of Accounts and Records

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940, as amended, at its principal executive offices at 1290 Broadway, Suite 1000, Denver, Colorado 80203. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant’s transfer agent or custodian.

Item 33.	Management Services

None

Item 34.	Undertakings

(1)       The Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement, or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)       Not applicable.

(3)       Not applicable.

(4)       Not applicable.

(5)       The Registrant undertakes that: (a) for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the 1933 Act will be deemed to be a part of the Registration Statement as of the time it was declared effective; and (b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to such securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 21st day of January, 2020.

Liberty All-Star Growth Fund, Inc.

By:	/s/ William R. Parmentier, Jr.
Name: William R. Parmentier, Jr.
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

/s/ William R. Parmentier, Jr.	President	January 21, 2020
William R. Parmentier, Jr.

/s/ Kimberly R. Storms	Treasurer and Principal Accounting Officer	January 21, 2020
Kimberly R. Storms

/s/ Thomas W. Brock	Trustee	January 21, 2020
Thomas W. Brock*

/s/ Edmund J. Burke	Trustee	January 21, 2020
Edmund J. Burke*

/s/ George R. Gaspari	Trustee	January 21, 2020
George R. Gaspari*

/s/Milton M. Irvin	Trustee	January 21, 2020
Milton M. Irvin*

/s/ John J. Neuhauser	Trustee	January 21, 2020
John J. Neuhauser*

/s/ Maureen K. Usifer	Trustee	January 21, 2020
Maureen K. Usifer*

* By:	Sareena Khwaja-Dixon

(Attorney-in-Fact)

EXHIBIT INDEX

Exhibit	Description
(d)(2)	Form of Subscription Certificate
(d)(3)	Form of Notice of Guaranteed Delivery
(k)(4)	Form of Subscription Agreement between Liberty All-Star Growth Fund, Inc. and Computershare Trust Company, N.A., Computershare Inc.
(k)(5)	Form of Information Agent Agreement between Liberty All-Star Growth Fund, Inc. and Georgeson LLC
(l)	Opinion and Consent of Counsel
(n)	Consent of Independent Registered Public Accounting Firm — Deloitte & Touche LLP